UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

_________________________

Check the appropriate box:

☒	Preliminary information statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

ClearOne, Inc.
(Name of Registrant as Specified in Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

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ClearOne, Inc.

5225 Wiley Post Way, Suite 500

Salt Lake City, Utah 84116

INFORMATION STATEMENT (Preliminary) WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT GENERAL INFORMATION

Dear Stockholders of ClearOne, Inc.:

We are delivering this Notice and the accompanying Information Statement to the stockholders of record, as of the close of business on March 4, 2026 (the “Record Date”), of common stock, par value $0.001 per share (“Common Stock”) and Class A Redeemable Preferred Stock, par value $0.001 per share (“Class A Preferred Stock”), of ClearOne, Inc. (the “Company,” “we” or “our”).

The purpose of the Information Statement is to inform our stockholders that on or before March 12, 2026, (i) stockholders of the Company holding at least a majority of the voting power of our outstanding shares of capital stock entitled to vote and (ii) holders of at least a majority of our outstanding shares of Class A Preferred Stock, adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). On or before March 12, 2026, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) to approve the Nevada Reincorporation.

The “Consenting Stockholders” are, collectively, First Finance, Ltd., Edward Dallin Bagley, Edward Dallin Bagley as trustee of the Edward Dallin Bagley Revocable Living Trust, Lisa Higley as trustee of the Edward Dallin Bagley Irrevocable Living Trust, Bryan Bagley and Carolyn Bagley. As of the close of business on the Record Date, the Consenting Stockholders together held 1,641,162 shares of the Company’s Common Stock and 1,101,385 shares of the Company’s Class A Preferred Stock, representing approximately 61% of the voting power of our outstanding shares of capital stock entitled to vote and approximately 53% of the outstanding shares of Class A Preferred Stock.

The purpose of this Notice and the accompanying Information Statement is to (1) inform the Company’s stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) provide the notice to our stockholders of a corporate action taken by our stockholders without a meeting as required under Section 228(e) of the General Corporation Law of the State of Delaware. In accordance with Rule 14c-2 under the Exchange Act, we plan to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of this Information Statement to our stockholders. The Information Statement is first being mailed to stockholders on or about [♦], 2026.

The Nevada Reincorporation was unanimously approved and recommended by our board of directors prior to the stockholder action by written consent described in the Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

Derek Graham
Chief Executive Officer
__________________, 2026

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ClearOne, Inc.

5225 Wiley Post Way, Suite 500

Salt Lake City, Utah 84116

INFORMATION STATEMENT

General

In this Information Statement, unless the context otherwise requires, “ClearOne, Inc.,” the “Company,” “we,” “us” and “our” and similar expressions refer to ClearOne, Inc., a Delaware corporation. This Information Statement is being sent to inform our stockholders that (i) stockholders holding a majority of the voting power of the Company’s outstanding Common Stock, par value $0.001 per share (“Common Stock”) and (ii) holders of at least a majority of our outstanding shares of Class A Redeemable Preferred Stock, par value $0.001 per share (“Class A Preferred Stock”), took action by written consent to approve the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Nevada Reincorporation”) by conversion pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”). On March 3, 2026, our board of directors unanimously approved and recommended the Nevada Reincorporation for approval by the Company’s stockholders. On or before March 12, 2026, the Consenting Stockholders (as defined below) delivered to the Company a written consent (the “Written Consent”) approving the Nevada Reincorporation, including the resolutions of our board of directors approving the Nevada Reincorporation (the “Nevada Reincorporation Resolutions”).

This Information Statement is being sent on [♦], 2026 to the Company’s stockholders of record as of March 4, 2026 (the “Record Date”) that did not execute the Written Consent. This Information Statement constitutes notice to our stockholders of a corporate action taken by our stockholders without a meeting as required by Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

We will pay the costs of preparing and sending out the enclosed Notice and this Information Statement. We will require brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock and Class A Preferred Stock held by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Action by Written Consent

Section 228 of the DGCL, Article VI(a) of the certificate of amendment to the certificate of incorporation of the Company (the “Delaware Charter”) and Section 1.11 of the Company’s Bylaws (the “Delaware Bylaws”) provide that stockholders of the Company may act by written consent without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be taken, are signed by stockholders holding a number of outstanding shares representing not less than the minimum number of votes that would be necessary to authorize or take such actions at a meeting at which all shares entitled to vote thereon were present and voted and, pursuant to the Delaware Charter, the action is first recommended or approved by our board of directors. Pursuant to Section 266 of the DGCL, the Nevada Reincorporation may be approved by the affirmative vote of a majority of the voting power of the outstanding shares of the capital stock of the Company entitled to vote thereon.

As of the Record Date, the Consenting Stockholders together held 1,641,162 shares of the Company’s Common Stock and 1,101,385 shares of the Company’s Class A Preferred Stock, representing approximately 61% of the voting power of our outstanding shares of capital stock entitled to vote and approximately 53%% of the outstanding shares of Class A Preferred Stock.

Voting and Vote Required

The Company is not seeking consents, authorizations or proxies from you. Approval of the holders of a majority of the voting power of the outstanding Common Stock and approval of the holders of a majority of the outstanding shares of Class A Preferred Stock were required to approve the Nevada Reincorporation.

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As of the Record Date, there were 2,675,412 shares of Common Stock outstanding and entitled to vote, and 2,069,065 shares of Class A Preferred Stock outstanding and entitled to vote. On or before March 12, 2026, the Company received the Written Consent from the Consenting Stockholders approving the Nevada Reincorporation. Receipt of the Written Consent from the Consenting Stockholders representing (i) a majority of the voting power of the outstanding shares of capital stock of the Company and (ii) a majority of our outstanding shares of Class A Preferred Stock, following approval by our board of directors, satisfies the requirements of Section 266 of the DGCL and Article VI(a) of the certificate of amendment to the Delaware Charter and Section 1.11 of the Delaware Bylaws.

Notice Pursuant to Section 228(e) of the DGCL

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of a corporate action by less than unanimous written consent of stockholders to those stockholders as of the record date for the action by consent who have not consented and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. This Information Statement serves as the notice required by Section 228(e) of the DGCL.

Principal Terms of the Nevada Reincorporation

Our board of directors has unanimously approved, and recommended that our stockholders approve, the Nevada Reincorporation, pursuant to which the Company would be converted from a corporation organized under the laws of the State of Delaware to the Nevada Corporation, and adopt the Nevada Reincorporation Resolution included as Appendix A to this Information Statement.

The Nevada Reincorporation will be effected through a conversion pursuant to Section 266 of the DGCL, and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Information Statement.

Through the adoption of the Plan of Conversion, upon the Nevada Reincorporation:

  The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “ClearOne, Inc.” The corporate existence of ClearOne, Inc. will not cease at any time.
  The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After Nevada Reincorporation? - Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.
  The Company will cease to be governed by the Delaware Charter, and any amendments thereto, which is included as Appendix C to this Information Statement, and the Delaware Bylaws, and any amendments thereto which are included as Appendix D to this Information Statement, and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Appendix E and Appendix F, respectively, to this Information Statement. See “What Changes After Nevada Reincorporation? - Certain Differences Between the Delaware Charter and Bylaws and Nevada Charter and Bylaws” below.
  The Nevada Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Reincorporation).
  Each outstanding share of our Common Stock will be automatically converted into one outstanding share of Common Stock of the Nevada Corporation pursuant to the Plan of Conversion.
  Each outstanding share of our Class A Preferred Stock will be automatically converted into one outstanding share of Class A Redeemable Preferred Stock of the Nevada Corporation pursuant to the Plan of Conversion.
  Each outstanding share of our Class B Preferred Stock will be automatically converted into one outstanding share of Class B Convertible Preferred Stock of the Nevada Corporation pursuant to the Plan of Conversion.
  Stockholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
  Each outstanding option or right to acquire shares of our Common Stock, Class A Preferred Stock or Class B Preferred Stock will continue in existence and automatically become an option or right to acquire an equal number of shares of Common Stock, Class A Redeemable Preferred Stock or Class B Convertible Preferred Stock of the Nevada Corporation under the same terms and conditions.
  Our Common Stock will continue to be traded on The Nasdaq Capital Market under the symbol “CLRO” We do not expect any interruption in the trading of our Common Stock as a result of the Nevada Reincorporation.
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In connection with the Nevada Reincorporation, the Company intends to make filings with the Secretary of State of Nevada and the Secretary of State of Delaware and does not anticipate making any other filings to effect the Nevada Reincorporation. Nonetheless, we may face legal challenges to the Nevada Reincorporation, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Nevada Reincorporation.

The Nevada Reincorporation may be delayed by our board of directors, or the Plan of Conversion may be terminated and abandoned by action of our board of directors, at any time prior to the effectiveness of the conversion (the “Effective Time”), if our board of directors determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its stockholders.

Appraisal Rights

Holders of our Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation. If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class A Preferred Stock who (1) do not consent to or otherwise vote in favor of the Nevada Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Reincorporation under Section 262 of the DGCL. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Nevada Reincorporation.

Background of the Nevada Reincorporation

Like many corporations, ClearOne incorporated in Delaware. A large number of U.S. corporations have historically chosen Delaware as their state of incorporation because of, among other reasons, the extensive experience of the Delaware courts in adjudicating corporate and business-related matters.

Our board of directors determined that it is important for the Company to be able to operate with agility to make sure it maintains its competitive advantages and for the Company to have a predictable, statute-focused legal environment during a time of rapid business and industry change. Our board of directors considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability than Delaware’s approach. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. Our board of directors also considered the increasingly litigious environment in Delaware, which has engendered less meritorious and costly litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team and potential delay in the Company’s response to the evolving business environment. Our board of directors believe that a more predictable legal environment will better permit the Company to respond to emerging business trends and conditions as needed.

As part of its ongoing monitoring of the legal environment for corporations, members of the Company’s management have generally considered matters relating to Delaware law and the differences among jurisdictions for corporate domiciliation and have apprised our board of directors of those matters.

The Board of Directors’ Evaluation of the Nevada Reincorporation

At meetings held on January 21 and January 23, 2026, our board of directors met to discuss a number of matters, including a potential reincorporation by the Company and an appropriate process by which our board of directors could evaluate whether the Company should undertake a reincorporation.

The board of directors agreed to evaluate the relevant information and considerations and receive input from advisors, experts, members of the Company’s management and any other persons it deemed appropriate, with respect to a potential reincorporation.

The board of directors met formally on two occasions. All members of the board of directors were present at each of these meetings. In addition to formal meetings, representatives of Cozen O’Connor LLP, counsel to the Company and the board of directors convened on multiple occasions throughout the process to discuss certain logistical and procedural matters.

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Recommendation of the Board of Directors

After extensive discussions, the board of directors concluded that the Company and its stockholders would likely be better served during this period of business transformation by Nevada’s business-oriented legal environment. After considering various alternatives, the board of directors concluded that Nevada’s statute-focused approach would likely foster more predictability than Delaware’s less predictable common law approach, and that that predictability could be a competitive advantage for the Company in a time of rapid business transformation.

On March 3, 2026, after further discussion and consideration, our board of directors unanimously approved the Nevada Reincorporation and recommended that our stockholders approve the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Reincorporation Resolution.

On or before March 12, 2026, the stockholders approved the Nevada Reincorporation (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopted the Nevada Reincorporation Resolution by written consent in lieu of a meeting.

Reasons for the Nevada Reincorporation

Our board of directors believes that there are several reasons the Nevada Reincorporation is in the best interests of the Company and its stockholders.

As described above, our board of directors determined that it is important for the Company to be able to operate with agility to make sure it maintains its competitive advantages and for the Company to have a predictable, statute-focused legal environment during a time of rapid business and industry change. Our board of directors considered Nevada’s statute-focused approach to corporate law and other merits of Nevada law and determined that Nevada’s approach to corporate law is likely to foster more predictability than Delaware’s approach. Among other things, the Nevada statutes codify the fiduciary duties of directors and officers, which decreases reliance on judicial interpretation and promotes stability and certainty for corporate decision-making. Our board of directors also considered the increasingly litigious environment in Delaware, which has engendered less meritorious and costly litigation and has the potential to cause unnecessary distraction to the Company’s directors and management team and potential delay in the Company’s response to the evolving business environment. Our board of directors believe that a more predictable legal environment will better permit the Company to respond to emerging business trends and conditions as needed.

Certain Risks Associated with the Nevada Reincorporation

Although our board of directors believes that the Nevada Reincorporation is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Reincorporation will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Nevada or the application of Nevada law to the internal affairs of the Company.

For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the board of directors and executive officers under Delaware and Nevada law, see “What Changes After Nevada Reincorporation? - Certain Differences in Stockholder Rights under Delaware and Nevada Law” below.

Certain Differences Between Delaware and Nevada Law

Although our board of directors believes that the rights of stockholders under the DGCL and the NRS are substantially the same, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Reincorporation? - Certain Differences in Stockholder Rights under Delaware and Nevada Law.” For instance, as further explained in the Company’s summary below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws and stock ledger, subject to certain limitations, if such stockholder holds at least 5% of the outstanding shares of stock of the Nevada corporation or has been a holder of shares for at least six months. In addition, the NRS provides that a stockholder may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights are generally not available for stockholders of publicly traded companies. The DGCL, by comparison, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, it is possible that some of our stockholders entitled to make a books and records demand today (as stockholders in a Delaware corporation) will not be able to make a similar demand following the Nevada Reincorporation.

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In addition, the NRS expressly permits directors and officers to consider all relevant facts, circumstances, contingencies or constituencies, including approving or taking an action that factors in the interests of stakeholders other than the corporation’s stockholders, such as employees, suppliers and the community. Under Delaware law, by comparison, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders unless the corporation is specifically incorporated as a public benefit corporation. As a result, as a Nevada corporation, it is possible that our directors and officers may consider the interests of other constituencies in a manner different from what Delaware law may require.

Our board of directors has identified certain other areas where the law in Nevada differs in some respect from that of Delaware. These are generally procedural in nature. The most potentially important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. Both allow for classified boards of directors, though there are different default standards for director removal: in Delaware, unless the certificate of incorporation provides otherwise, directors on a classified board may only be removed for cause and by the holders of at least a majority of the voting power of the outstanding shares entitled to vote at an election of directors, and in Nevada, there is no distinction between removals for cause and removals without cause, and a two-thirds vote is generally required to remove any director. Another potential area of difference involves cash-out merger transactions (i.e., when one company buys another company and pays the stockholders of the bought company in cash) and directors’ obligations: in such transactions, the NRS allows directors to consider all relevant facts, circumstances, contingencies or constituencies, which may include the interests of stakeholders other than stockholders. Delaware law, at least in certain circumstances, requires directors to accept the highest price reasonably available, although in many circumstances they are allowed, as directors of a Nevada corporation would be, to “just say no” to a potential transaction and consider the long-term interests of the corporation and its stockholders.

Finally, there are various important common law doctrines under Delaware law that have not been adopted by Nevada courts or adopted in the Nevada statutes.

Transaction Costs and Litigation Risk

We have incurred and will incur certain costs in connection with the Nevada Reincorporation, including certain filing fees and legal and other transaction costs. We believe a majority of the costs related to the transaction have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Nevada Reincorporation is ultimately completed. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Reincorporation.

It is also possible that the Nevada Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

What Changes After Nevada Reincorporation?

The Nevada Reincorporation will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Reincorporation, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws instead of the Delaware Charter and the Delaware Bylaws. Copies of the Delaware Charter and Delaware Bylaws are included as Appendix C and Appendix D, respectively, to this Information Statement, and copies of the Nevada Charter and Nevada Bylaws are included as Appendix E and Appendix F, respectively, to this Information Statement.

Anti-Takeover Implications of the Nevada Reincorporation

The Nevada Reincorporation is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board of directors. Moreover, as of the date of this Information Statement, First Finance Ltd. beneficially owns approximately 61.3% of the voting power of the Company’s capital stock, and accordingly currently have the ability to discourage, delay, or prevent any attempt to acquire control of the Company. Nevertheless, certain effects of the Nevada Reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Our board of directors may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Information Statement, if warranted from time to time in the judgment of our board of directors.

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Certain Differences Between in Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter, and any amendments thereto and the Delaware Bylaws , and any amendments thereto. Following completion of the Nevada Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Nevada Reincorporation. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and any amendments thereto and Delaware Bylaws and any amendments thereto and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares of a class or series of the corporation’s capital stock and correspondingly effect a forward or reverse split of the outstanding shares of such class or series (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who collectively hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year, and each class would have a term of office of three years. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.

The Delaware Charter does not provide for a classified board of directors. Similarly, the Nevada Charter does not provide for a classified board of directors.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also does not generally grant stockholders cumulative voting rights but permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

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Removal of Directors

Under the DGCL, the holders of a majority of the voting power of the outstanding shares entitled to vote at an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board is a classified board, in which case (unless the certificate of incorporation otherwise provides) directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds (2/3) of the voting power of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds of the voting power, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, including Delaware, fiduciary duties of directors and officers are codified. As a matter of statute, directors and officers, in making business decisions, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. In performing such duties, directors and officers may exercise their business judgment in reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Nevada law extends the statutory protection for reliance on such persons to corporate officers unless otherwise waived.

Flexibility for Decisions, Including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are generally granted the benefits of the protections of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the protections of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat; however, the NRS clarifies that this heightened standard does not apply to (i) actions that only affect the time of the exercise of stockholders’ voting rights or (ii) the adoption or signing of stockholder rights plans commonly referred to as “poison pills”.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent or subjected to bankruptcy proceedings.

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The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. Delaware law generally provides that the purpose of directors’ and officers’ fiduciary duties is to advance the best interests of the corporation and its stockholders, although in many circumstances, directors and officers can take into account a range of factors in advancing those interests. In a number of cases and in certain situations, however, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers

The DGCL and the NRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s or officer’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for directors and executive officers for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule, as codified in NRS 78.138(3), must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not treat as categorically excluded from its protections breaches of the duty of loyalty or transactions from which a director derives an improper personal benefit. Personal liability of directors for distributions made in violation of the NRS is limited by the same standard. Both the DGCL and the NRS permit limitation of liability for both directors and officers, though the NRS expressly also applies this limitation with respect to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute as a default. Under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions. Delaware law does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Delaware Charter does not currently provide for exculpation of officers, whereas the Nevada Charter does, in accordance with Nevada law.

Indemnification

The DGCL and the NRS each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking such statutory indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity under the statutory mechanism may also be indemnified if he or she would not be liable for breach of his or her fiduciary duties under Nevada’s statutory test. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person pursuant to the statutory mechanism if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party under the relevant discretionary statutory mechanism unless the party has been successful on the merits or otherwise in defense of the action, suit or proceeding or the corporation decides that indemnification is proper. Under the DGCL, the corporation, through its stockholders, disinterested directors or independent legal counsel, will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the indemnification mechanism available under the NRS, the corporation, through its stockholders, disinterested directors or independent counsel, must determine that the indemnification is proper.

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The indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws provide for indemnification to the fullest extent permitted by the applicable laws.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. The Delaware Bylaws provide that the Company shall, to the fullest extent not prohibited by applicable law, pay the expenses (including attorneys’ fees) incurred by any officer or director of the Company, upon receipt of a written request and an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under the Delaware Bylaws or otherwise. The Delaware Bylaws further provide that the Company may pay the expenses incurred by former directors and officers or other current or former employees or agents of the Company or by persons currently or formerly serving in certain roles at the request of the Company, in certain covered proceedings in advance of their final disposition; upon such terms and conditions, if any, as the Company deems appropriate.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay the expenses of officer and directors in advance of the final disposition of an action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation. The Nevada Bylaws are substantially similar to the Delaware Bylaws with respect to the advancement of expenses.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing, provided that, in certain circumstances, the NRS permits a director to abstain in writing from providing consent to the action.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit board action by written consent.

Actions by Written Consent of Stockholders

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders as of the record date for the action by consent who did not consent in writing and who would have been entitled to notice of the meeting if the action had been taken at a meeting and the record date for the notice of the meeting were the record date for the action by consent. There is no equivalent requirement under the NRS.

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The NRS provides that unless otherwise provided in the articles of incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation, and Delaware law prohibits a corporation from declaring or paying a dividend, or redeeming or repurchasing shares of its stock, if the corporation is insolvent.

The NRS defines a distribution as a direct or indirect transfer of money or other property, other than the corporation’s own shares or the incurrence by the corporation of indebtedness, to or for the benefit of all holders of shares of any one or more classes or series of the capital stock of the corporation, with respect to such shares. A distribution may be in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares, a distribution of indebtedness, or otherwise. The NRS provides that no distribution may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and NRS 78.411 to 78.444, inclusive.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. In general, for purposes of Section 203 of the DGCL, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within the past three years did own, 15% or more of the voting power of the corporation’s outstanding voting stock.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the voting power of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such stockholder becomes an interested stockholder, the board approves the business combination, and it is also approved at a stockholder meeting by at least two-thirds (66 2/3%) of the outstanding voting power of the voting stock not owned by the interested stockholder.

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However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. The NRS imposes a moratorium of up to four years versus Delaware’s three-year moratorium on business combinations. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be avoided by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors. After the person becomes an interested stockholder, the combination must be approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, at a meeting of the stockholders. Finally, after the two-year period, up to four years from the date the person first became an interested stockholder, a combination remains prohibited unless: (i) the combination or the transaction by which the person became an interested stockholder is approved by the board of directors before the person became an interested stockholder; (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates; or (iii) the consideration to be received by the disinterested stockholders satisfies certain requirements. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL. However, the Company elects to opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter.

Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects a corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares that it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to assert dissenter’s rights under NRS 92A.300 through 92A.500, inclusive, and demand payment for the fair value of such person’s shares in accordance with such statutes.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business in Nevada directly or through an affiliated corporation. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Bylaws and Nevada Charter, the Company has opted out of these provisions.

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Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding voting power of the shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of substantially all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date fixed to determine the stockholders entitled to act without a meeting or the stockholders entitled to notice of the meeting to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance to accept in exchange for their shares anything other than shares of stock of the surviving or resulting corporation, or of the converted entity if such entity is a corporation as a result of the conversion (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to demand an appraisal of such beneficial owner’s share and to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

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Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. Additionally, under the NRS, a beneficial owner of shares may assert dissenter’s rights as to shares held on such beneficial owner’s behalf only if the beneficial owner: (a) submits to the corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial owner asserts dissenter’s rights; and (b) does so with respect to all shares of which such beneficial owner is the beneficial owner or over which such beneficial owner has power to direct the vote.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20 million (exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares), and any shares issued by an open-end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, any security that satisfies the requirements of NRS 92A.390(1) at the time the corporate action becomes effective, or any combination thereof. The exception is also unavailable in the event of (i) accordance of full voting rights under certain circumstances in connection with acquisitions of a controlling interest in the corporation and (ii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Charter and Delaware Bylaws, a special meeting of stockholders may be called only by the board of directors. Unlike the Delaware Charter and Delaware Bylaws, the Nevada Bylaws permit special meetings of stockholders to be called by stockholders holding a majority of the outstanding shares entitled to vote, in addition to the board of directors.

Annual Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Delaware Court of Chancery if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

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Under the NRS, stockholders having not less than 15% of the voting power may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings

Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date to determine stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. The DGCL provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, if such proxy states that it is irrevocable, but the proxy is irrevocable only for so long as it is coupled with an interest sufficient in law to support an irrevocable power, including interests specified in the NRS.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the voting power of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding voting power of the shares of such class or series or classes or series shall constitute a quorum entitled to take action with respect to the vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present at the meeting shall be the act of such class or series or classes or series.

Under the DGCL, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that the holders of shares representing a majority of the voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. The Delaware Bylaws provide that, except as otherwise required by law or the Delaware Bylaws, the directors are elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws differ from the Delaware Bylaws with respect to stockholder quorum and voting requirements, including by providing for a lower 33 1/3% quorum threshold at stockholder meetings and by requiring a majority of the voting power present to elect directors, as compared to the plurality voting standard for director elections under the Delaware Bylaws.

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Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder. Stockholders or beneficial owners seeking to inspect books and records to investigate wrongdoing must also state a credible basis to infer wrongdoing.

Inspection rights under Nevada law are more limited. NRS 78.105 grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand, the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of record of the corporation, showing their places of residence, if known, and the number of shares held by them, respectively. Nevada law further provides that a corporation is not required to keep a list of any person who is a beneficial owner of any shares who is not simultaneously the stockholder of record of such shares. Any stockholder or other person making a demand under NRS 78.105 must furnish an affidavit to the corporation stating that the inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that the stockholder or other person has not at any time sold or offered for sale any list of stockholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of stockholders for any such sale or offer for sale.

In addition, NRS 78.257 grants certain stockholders the right to inspect the books of account and financial statements of a corporation for any purpose related to the stockholder’s interest as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. Any person making such a demand shall furnish an affidavit to the corporation stating that the inspection is not desired for any purpose not related to his or her interest as a stockholder. Further, as a condition to such inspection right, the board of directors may require the stockholder and each other person exercising such right to enter into and comply with a confidentiality agreement having such terms and scope as are reasonably related to protecting the legitimate interests of the corporation. However, the inspection rights discussed in this paragraph do not apply to any corporation, such as the Company, that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders. Neither the Delaware Charter nor the Nevada Charter renounces any interest or expectancy in business opportunities.

Certain Matters That Will Not Change After Nevada Reincorporation

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, upon completion of the Nevada Reincorporation, the Company will continue to exist, without interruption, in the form of a Nevada corporation. By virtue of the Nevada Reincorporation, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, the Nevada Corporation will have all debts, liabilities and duties of the Company and the same may be enforced against the Nevada Corporation.

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No Change in Business, Jobs or Physical Location

The Nevada Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Reincorporation).

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Nevada Reincorporation. To the extent that the Nevada Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable effects to obtain such consent or waiver before completing the Nevada Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Nevada. The Nevada Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.

No Securities Law Consequences

We will continue to be a publicly held company following completion of the Nevada Reincorporation, and our Common Stock would continue to be listed on The Nasdaq Capital Market and traded under the symbol “CLRO.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Common Stock as a result of the Nevada Reincorporation. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Reincorporation as we and our stockholders were prior to the Nevada Reincorporation.

No Material Accounting Implications

Effecting the Nevada Reincorporation will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s Common Stock or Class A Preferred Stock or Class B Preferred Stock will automatically be converted into one share of the Nevada Corporation’s Common Stock or Nevada Corporation Class A Redeemable Preferred Stock or Nevada Corporation Class B Convertible Preferred Stock and any stock certificates you then hold will represent the same number of shares of the Nevada Corporation as they represented of the Company immediately prior to the Effective Time.

Appraisal Rights

Holders of our Common Stock are not entitled to appraisal rights with respect to the Nevada Reincorporation described in this Information Statement.

If the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class A Preferred Stock who (1) do not consent to or otherwise vote in favor of the Nevada Reincorporation; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Reincorporation under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of the Company’s Class A Preferred Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of the Company’s Class A Preferred Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Nevada Reincorporation.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders (or beneficial owners of our Class A Preferred Stock) exercise their appraisal rights under Section 262.

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STOCKHOLDERS (AND BENEFICIAL OWNERS) SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the Nevada Reincorporation is completed, holders of record and beneficial owners of our Class A Preferred Stock who (1) deliver a written demand for appraisal of such person’s shares of our Class A Preferred Stock to us within 20 days after the date of this Information Statement; (2) do not consent to or otherwise vote in favor of the Nevada Reincorporation; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Class A Preferred Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the shares of the Class A Preferred Stock of the Nevada Corporation set forth in the Plan of Conversion, for the “fair value” of their shares of our Class A Preferred Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Nevada Reincorporation to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.

Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, when a conversion is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Nevada Reincorporation, Section 262 requires that either the converting corporation before the effective date of the conversion, or the converted entity within 10 days after such effective date, notify each stockholder of the converting corporation who is entitled to appraisal rights that appraisal rights are available and include in such notice a copy of Section 262 or information directing the stockholder to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. Such notice may, and if given on or after the effective date of the conversion must, also notify the stockholder of the effective date of the conversion. This Information Statement constitutes our notice to the holders of record and beneficial owners of our Class A Preferred Stock that appraisal rights are available in connection with the Nevada Reincorporation, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Nevada Reincorporation, any holder of record or beneficial owner of shares of our Class A Preferred Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Class A Preferred Stock of the Nevada Corporation described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Class A Preferred Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.

Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our Class A Preferred Stock must do ALL of the following:

  such person must not consent to or otherwise vote in favor of the Nevada Reincorporation;
  such person must deliver to us a written demand for appraisal within 20 days after the date of this Information Statement; and such person must continuously hold of record or beneficially own the shares of our Class A Preferred Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).
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As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Class A Preferred Stock.

Filing Written Demand

A person wishing to exercise appraisal rights must deliver to us, within 20 days after the date of this Information Statement, a written demand for the appraisal of such person’s shares. In addition, that person must not consent to or otherwise vote in favor of the Nevada Reincorporation. Consenting or voting in favor of the Nevada Reincorporation will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. Neither withholding consent nor abstaining from voting or failing to vote with respect to the approval of the Nevada Reincorporation will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. A person’s failure to make the written demand within 20 days after the date of this Information Statement will constitute a waiver of appraisal rights.

In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Class A Preferred Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:

ClearOne, Inc.
5225 Wiley Post Way, Suite 500

Salt Lake City, Utah 84116

Attention: Corporate Secretary

At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable Class A Preferred Stock of the Nevada Corporation within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the Class A Preferred Stock of the Nevada Corporation being offered pursuant to the Plan of Conversion.

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Filing a Petition for Appraisal

Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Class A Preferred Stock. Accordingly, any persons who desire to have their shares of our Class A Preferred Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Class A Preferred Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.

Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Nevada Reincorporation and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the converted corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.

After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

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Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Class A Preferred Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Reincorporation, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the Class A Preferred Stock of the Nevada Corporation they would receive pursuant to the Nevada Reincorporation if they did not seek appraisal of their shares.

ALTHOUGH WE BELIEVE THAT THE VALUE OF THE CLASS A PREFERRED STOCK OF THE NEVADA CORPORATION TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE NEVADA CORPORATION CLASS A PREFERRED STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REINCORPORATION.

We do not anticipate offering more than the applicable shares of Class A Preferred Stock of the Nevada Corporation in connection with the Nevada Reincorporation to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Class A Preferred Stock is less than the value of the Class A Preferred Stock of the Nevada Corporation to be issued in connection with the Reincorporation. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.

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The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.

If any person who demands appraisal of shares of our Class A Preferred Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our Class A Preferred Stock will be deemed to have been converted at the Effective Time into the right to receive shares of Class A Preferred Stock of the Nevada Corporation in connection with the Nevada Reincorporation. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Class A Preferred Stock of the Nevada Corporation in connection with the Nevada Reincorporation in accordance with Section 262.

From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Class A Preferred Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).

Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

As of March 10, 2026, we had 288 holders of record of our Class A Preferred Stock and 405 shares of our Class A Preferred Stock outstanding.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 12, 2026 for:

  each of our directors;
  each of our named executive officers;
  all of our current directors, named executive officers and executive officers as a group; and each person or group known by us to be the beneficial owner of more than 5% of our Common Stock or Class A Preferred Stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 2,675,412 shares of our Common Stock, 2,069,065 shares of our Class A Preferred Stock and 0 shares of our Class B Preferred Stock outstanding as of March 12, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 12, 2026 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

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Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o ClearOne, Inc., 7533 S Center View Ct., #5311, West Jordan, UT 84084. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner(1)	Common Stock	% of Common Stock(2)	Class A Preferred Stock	% of Class A Preferred Stock(2)
Directors and Executive Officers
Derek L. Graham	6,684	*	351	*
Eric Boehnke	-	-	-	-
Lisa B. Higley(3)	1,604	*	937	-
Youngsun Park	-	-	-	-
Eric L. Robinson	2,006	*	5	-
Bruce Whaley	1,467	*	800	-
Simon Brewer	6,667	*	-	-
All current directors and executive officers as a group (7 persons)	18,428	*	2.093
Greater than 5% stockholders
First Finance Ltd.(4)	1,641,162	63.1%	-
Edward D. Bagley(5)	142,669	5.3%	1,036,530	50.1%

*	Represents less than 1%.
(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock and the preferred stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock or preferred stock subject to options, warrants or convertible securities currently exercisable or convertible or exercisable or convertible within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or convertible securities, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Percentage of common stock is based on 2,675,412 shares of our common stock issued and outstanding as of March 12, 2026. Percentage of Class A Preferred Stock is based on 2,069,605 shares of Class A Preferred Stock issued and outstanding as of March 12, 2026.
(3)	Lisa Higley, who was appointed a Director effective July 20, 2020, is the daughter of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock
(4)	Beneficial ownership information for First Finance Ltd. based on a Schedule 13D/A filed by First Finance Ltd. On November 26, 2025 and a Schedule 13D/A filed on March 6, 2026. According to the Schedule 13D Amendments, First Finance Ltd. exercises sole investment and dispositive power with respect to all shares. By virtue of his pecuniary interest in First Finance Ltd., Andrew Hromyk may be deemed to beneficially own all of the shares beneficially owned by First Finance Ltd. resulting from Mr. Hromyk’s pecuniary interest in First Finance Ltd. as its controlling shareholder and director. The principal business address of First Finance Ltd. and Mr. Hromyk is 520 Newport Center Drive, Suite 650, Newport Beach CA, 92660.
(5)	Mr. Bagley may be deemed to own an additional 23,684 shares of Common Stock and 23,684 shares of Class A Preferred Stock that his spouse Carolyn Bagley owns individually. Mr. Bagley, however, disclaims beneficial ownership of these shares that may be indirectly beneficially owned by Mr. Bagley and they are excluded from the amounts reported in the table above. Mr. Edward D. Bagley has sole voting and dispositive power over 142,669 shares (including the shares that may be acquired pursuant to exercise of options to purchase 2,001 shares of Common Stock). This information is based upon a Schedule 13D Amendment filed by Mr. Bagley with the SEC on November 26, 2025. Lisa Higley, who was appointed a Director effective July 20, 2020, is the daughter of Edward D. Bagley, and each of them has previously disclaimed beneficial ownership of Common Stock beneficially owned by the other. The share amounts indicated for Mr. Edward D. Bagley do not include any shares held by E. Bryan Bagley or Lisa Higley.

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Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 5225 Wiley Post Way, Suite 500 Salt Lake City, Utah 84116.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the stockholders of the Company only for information purposes in connection with the Majority Stockholders’ approval of the Nevada Reincorporation, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

Where You Can Find More Information About Us

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith files reports and other information with the SEC. Such reports and other information may be inspected without charge at the public reference facilities maintained by the SEC in 100 F Street, N.E., Washington, D.C. 20549. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the web site is www.sec.gov.

By Order of the Board of Directors,

____________________________

Derek Graham

Chief Executive Officer

_______________________, 2026

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APPENDIX A

Nevada Reincorporation Resolution

CLEARONE, INC.
(the “Company”)

RESOLUTIONS OF THE BOARD OF DIRECTORS

Reincorporation of the Company to the State of Nevada by Conversion

WHEREAS, as part of its ongoing oversight, direction and management of the business of the Company, the Board of Directors of the Company (the “Board”) evaluated the relevant information and considerations with respect to a potential reincorporation of the Company;

WHEREAS, the Board considered various factors during its evaluation of a potential reincorporation of the Company, including the current state of Delaware law regarding reincorporation, any possible negative impacts from a potential reincorporation, the relative merits to the Company and all stockholders of various state laws, including Delaware and Nevada, implications for the Company’s stockholders as to their economic, governance and litigation rights and the predictability of Nevada’s statute-based legal approach compared to Delaware’s approach;

WHEREAS, following its evaluation of a potential reincorporation of the Company, the Board determined that a reincorporation of the Company from the State of Delaware to the State of Nevada was in the best interests of the Company and its stockholders;

WHEREAS, the Board has determined that approving and effecting a reincorporation of the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Nevada Reincorporation”) and approving and adopting the Plan of Conversion and the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), substantially in the forms attached to the Plan of Conversion as Exhibit A and Exhibit B, respectively, are in the best interests of the Company and its stockholders;

WHEREAS, pursuant to the terms of the Plan of Conversion, upon the Nevada Reincorporation, the Company will cease to be governed by the laws of the State of Delaware and its existing certificate of incorporation, as amended, and bylaws, as amended, and will become a corporation governed by the laws of the State of Nevada (the “Converted Corporation”) and the Nevada Governing Documents;

WHEREAS, upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation, the Nevada Reincorporation will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

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WHEREAS, at the Effective Time, (i) each share of common stock (“Common Stock”), par value $0.001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Common Stock (“Converted Common Stock”), par value $0.001 per share, of the Converted Corporation; (ii) each share of Class A Redeemable Preferred Stock (“Class A Preferred Stock”), par value $0.001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of Class A Redeemable Preferred Stock (“Converted Class A Preferred Stock”), par value $0.001 per share, of the Converted Corporation; and (iii) each share of Class B Convertible Preferred Stock (“Class B Preferred Stock”), par value $0.001 per share, of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of Class B Convertible Preferred Stock (“Converted Class B Preferred Stock”), par value $0.001 per share, of the Converted Corporation;

WHEREAS, at the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock, Class A Preferred Stock or Class B Preferred Stock of the Company or other equity security of the Company, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Converted Common Stock, Converted Class A Preferred Stock or Class B Preferred Stock of the Converted Corporation or other equity securities of the Converted Corporation, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

WHEREAS, at the Effective Time, any equity incentive plan, stock option plan or employee stock purchase plan of the Company, which is outstanding immediately prior to the Effective Time, shall from and after the Effective Time, constitute an equity incentive plan, stock option plan or employee stock purchase plan of the Converted Corporation, respectively.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby determines that the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Nevada Reincorporation, the Plan of Conversion and the Nevada Governing Documents.

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the board of directors of the Converted Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, at the Effective Time, the chair of the board of directors of the Company as of immediately prior to the Effective Time shall continue to serve as the chair of the board of directors of the Converted Corporation.

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RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the board of directors of the Converted Corporation on the same terms and with the same powers and authority as the applicable committee of the Board as of immediately prior to the Effective Time and for the avoidance of doubt, the governing laws of the State of Nevada, and not the State of Delaware, shall apply, and the charter of the applicable committee of the Board as of immediately prior to the Effective Time shall be the charter of such committee of the board of directors of the Converted Corporation unless and until such charter is amended in accordance with the Nevada Governing Documents and applicable law, and the members of each committee of the Board as of immediately prior to the Effective Time shall be the members of each such committee of the board of directors of the Converted Corporation, each director to serve at the pleasure of the board of directors of the Converted Corporation.

RESOLVED FURTHER, that the Board hereby directs that the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation be submitted for approval and adoption, respectively, by the stockholders of the Company, including by written consent in lieu of a meeting.

RESOLVED FURTHER, that the record date for determination of the stockholders of the Company entitled to approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and these resolutions approving the Nevada Reincorporation is hereby set at the close of business on March 4, 2026.

RESOLVED FURTHER, that the Board hereby recommends that the Company’s stockholders approve the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and adopt these resolutions.

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action by the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Reincorporation, including, without limitation, (a) the execution and filing of the Certificate of Conversion, (b) the execution and filing of the Articles of Conversion (including the Plan of Conversion and the Nevada Charter); (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Nevada Reincorporation; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Reincorporation.

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company of the Nevada Reincorporation (including the Plan of Conversion and the Nevada Governing Documents) and the adoption of these resolutions, the Board or any duly authorized committee thereof may, at any time prior to the Effective Time, abandon the Nevada Reincorporation and the Plan of Conversion without further action by the stockholders of the Company.

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock, Class A Preferred Stock or Class B Preferred Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of Converted Common Stock, Converted Class A Preferred Stock or Converted Class B Preferred Stock, as applicable, of the Converted Corporation.

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RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Converted Common Stock, Converted Class A Preferred Stock or Converted Class B Preferred Stock of the Converted Corporation may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

Securities and Exchange Commission

RESOLVED, that the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to take any action to prepare or cause to be prepared and to file or cause to be filed with the SEC and to prepare, execute and file any and all documents, applications, statements, reports, registrations, schedules, documents, information or filings and other papers and instruments (and any amendments or supplements thereto), which may be required from time to time by applicable law or regulation or by applicable authorities in connection with the foregoing resolutions or related or incidental thereto, including, without limitation, the information statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and one or more Current Reports on Form 8-K to report any of the matters contemplated by the foregoing resolutions by the Company and any and all additional documents and information required to be filed therewith, as shall be deemed necessary or advisable under the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, and any appropriate self-regulatory commissions or state securities commissions.

Executive Officers

RESOLVED, that, in accordance with the Plan of Conversion, from and after the Effective Time, the “executive officers” of the Converted Corporation under Rule 3b-7 of the Exchange Act and “officers” of the Converted Corporation for purposes of Section 16 of the Exchange Act shall consist of the same “executive officers” and “officers,” as applicable, as of immediately prior to the Effective Time.

General

RESOLVED, that any and all acts, transactions, agreements or certificates previously signed on behalf of the Company by the Authorized Officers consistent with the foregoing resolutions and in furtherance thereof be, and they hereby are, approved and ratified in all respects as the true acts and deeds of the Company with the same force and effect as if each such act, transaction, agreement or certificate had been specifically authorized in advance by resolution of the Board and that the Authorized Officer did execute the same.

RESOLVED FURTHER, that the Authorized Officers and all other officers be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company and in its name, to take, or cause to be taken, any and all actions, to execute and deliver any and all agreements, certificates, assignments, instruments or other documents, and to do any and all things that, in the judgment of such officer or officers, may be necessary or advisable to effectuate the foregoing resolutions; such execution and delivery by any such officer or officers of any such agreement, certificate, assignment, instrument or other document or the doing by any of them of any such act (including the authorization of any change in any such agreement, certificate, assignment, instrument or other document) shall conclusively establish both the authority of such person so to do from the Company and the approval of the Board.

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APPENDIX B

Plan of Conversion

PLAN OF CONVERSION OF

CLEARONE, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of March 3, 2026 to convert ClearOne, Inc., a Delaware corporation (the “Converting Entity”), to a Nevada corporation to be known as “ClearOne, Inc.” (the “Converted Entity”).

1. Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2. Converted Entity. The Converted Entity shall be a corporation organized under Chapter 78 of the Nevada Revised Statutes (the “NRS”). The name of the Converted Entity shall be ClearOne, Inc.

3. The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Section 92A.195 of the NRS and Section 266 of the DGCL.

4. Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 10, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 13, the Converting Entity shall cause (i) articles of conversion meeting the requirements of Section 92A.205 of the NRS (the “Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the NRS or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Conversion and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).

5. Articles of Incorporation and Bylaws. At the Effective Time, the Articles of Incorporation and Bylaws of the Converted Entity, in the forms attached hereto as Exhibit A and Exhibit B, respectively, shall govern the Converted Entity until amended in accordance with their respective terms and applicable law.

6. Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors as the Converting Entity as of immediately prior to the Effective Time, each director to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; (ii) the chair of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the chair of the Board of Directors of the Converted Entity to serve at the pleasure of the Board of Directors of the Converted Entity; (iii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority as the applicable committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be the members of each such committee of the Board of Directors of the Converted Entity, each to serve at the pleasure of the Board of Directors of the Converted Entity; and (iv) the officers of the Converted Entity shall be the same officers as the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), each to serve until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal; provided that, for the avoidance of doubt, in all cases, the governing laws of the state of Nevada, and not the state of Delaware, shall apply.

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7. Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity, the Converted Entity or any other person, (i) each share of common stock (“Common Stock”), par value $0.001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of common stock (“Converted Common Stock”), par value $0.001 per share, of the Converted Entity; (ii) each share of Class A Redeemable Preferred Stock (“Class A Preferred Stock”), par value $0.001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class A Redeemable Preferred Stock (“Converted Class A Preferred Stock”), par value $0.001 per share, of the Converted Entity; and (iii) each share of Class B Convertible Preferred Stock (“Class B Preferred Stock”), par value $0.001 per share, of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Convertible Preferred Stock (“Converted Class B Converted Stock”), par value $0.001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock, Class A Preferred Stock or Class B Preferred Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Converted Common Stock, Converted Class A Preferred Stock or Converted Class B Preferred Stock, as applicable, of the Converted Entity and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock, Class A Preferred Stock and Class B Preferred Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class or series of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

8. Effect on Other Securities of Converting Entity. At the Effective Time, any warrant, option, restricted stock unit, equity or equity-based award, or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the Common Stock, Class A Preferred Stock or Class B Preferred Stock of the Converting Entity or other equity security of the Converting Entity, whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall from and after the Effective Time, constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any shares of, or of any instrument to convert into or based on the value of, the same amount of the Converted Common Stock, Converted Class A Preferred Stock or Converted Class B Preferred Stock of the Converted Entity or other equity securities of the Converted Entity, respectively, and, if applicable, with the same exercise or purchase price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions of the applicable Convertible Security immediately prior to the Effective Time.

9. Effect on Equity Incentive Plan. At the Effective Time, any equity incentive plan, stock option plan or employee stock purchase plan of the Company, which is outstanding immediately prior to the Effective Time, shall from and after the Effective Time, constitute an equity incentive plan, stock option plan or employee stock purchase plan of the Converted Corporation, respectively.

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10. Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a) the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the stockholders of the Company in accordance with applicable law and the Company’s existing certificate of incorporation, as amended, and bylaws, as amended; and

(b) other than the filing of the Articles of Conversion and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors or any duly authorized committee thereof (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 9(b) may be waived by the Board of Directors or any duly authorized committee thereof, and any determination by the Board of Directors or any duly authorized committee thereof prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 10 shall be final and conclusive.

11. Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Nevada, have the effects set forth in NRS 92A.250(3).

12. Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

13. Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors or any duly authorized committee thereof, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

14. Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

[Remainder of Page Intentionally Left Blank]

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This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

ClearOne, Inc.
By:	/s/ Derek Graham
Name:	Derek Graham
Title:	Chief Executive Officer

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APPENDIX C
Delaware Charter

Certificate of Incorporation

of ClearOne, Inc.

The undersigned, for purposes of incorporating a corporation under the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify as follows:

Article I: Name

The name of the corporation is ClearOne, Inc. (the “Corporation”)

Article II: Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

Article III: Capitalization

(a)  Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is up to an aggregate of fifty million (50,000,000) shares of common stock, par value $0.001 per share.

(b)  Common Stock. Common stock is the only class of stock of the Corporation.

Article IV: Board of Directors

The number of directors constituting the board of directors shall be not fewer than three (3) and not more than nine (9). The number of directors constituting the board of directors initially shall be four (4). Subject to the previous sentence, the precise number of directors shall be fixed exclusively pursuant to a resolution adopted by the board of directors. Vacancies and newly-created directorships shall be filled exclusively pursuant to a resolution adopted by the board of directors. Any director of the Company’s board of directors or the entire board of directors may be removed at any time, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors.

Article V: Limitation of Director Liability; Indemnification and Advancement of Expenses

(a) Limitation of Director Liability. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article VII (a) shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

(b) Indemnification and Advancement of Expenses. The Corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the board of directors of the Corporation.

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Article VI:Meetings of Stockholders

(a) No Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

(b) Special Meetings of Stockholders. Subject to the requirements of applicable law, special meetings of stockholders may be called only by the board of directors.

(c) Election of Directors by Written Ballot. Election of directors need not be by written ballot.

Article VII:Registered Office and Agent

The address of the Corporation’s registered office in the State of Delaware is 1675 South State St., Suite B, in the City of Dover, Kent County, Delaware 19901. The name of the Corporation’s registered agent at such address is Capitol Services, Inc.

Article VIII: Amendments to the Certificate of Incorporation and Bylaws

(a)  Amendments to the Certificate of Incorporation. Notwithstanding any other provisions of this certificate of incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Articles IV, V, or VI may be altered, amended or repealed in any respect (including by merger, consolidation or otherwise), nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.66%) of the capital stock of the Corporation entitled to vote generally in an election of directors.

(b) Adoption, Amendment and Repeal of the Bylaws. In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to make, alter, amend and repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation to alter, amend or repeal the bylaws; provided, however, that with respect to the powers of stockholders to make, alter, amend or repeal the bylaws, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.66%) of the capital stock of the corporation entitled to vote generally in an election of directors shall be required to make, alter, amend, or repeal the bylaws of the corporation.

Article IX:

Incorporator

The name and mailing address of the incorporator of the corporation is Name; Katrina Bennett

Mailing Address: 700 Milam, Suite 1400, Houston, TX 77002.

Article X:

Choice of Forum

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company's shareholders,

(iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of Incorporation this 25th day of October, 2018.

/s/ Katrina Benett

Incorporator

Name: Katrina Bennett

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CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF INCORPORATION

OF

CLEARONE, INC.

ClearOne, Inc. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1.  The name of the Company is ClearOne, Inc. The Company’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on October 25, 2018.

2.   The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions amending the Certificate of Incorporation as follows:

The Certificate of Incorporation of ClearOne, Inc. (the “Corporation”) as currently in effect is hereby amended to add the following after the first paragraph of Section (a) of Article III thereof:

“At 5:00 p.m. Eastern Time on June 9, 2025 (the “Effective Time”), pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each fifteen (15) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the Reverse Stock Split shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests.”

3.   Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment to the Certificate of Incorporation was submitted to the stockholders of the Company for their approval and was duly adopted in accordance with Section 242 of the DGCL.

4.   All other provisions of the Certificate of Incorporation as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

In Witness Whereof, the Company has caused this Certificate of Amendment to be signed by its Chief Executive Officer this 2nd day of June, 2025.

CLEARONE, INC.
By:	/s/ Derek Graham
Name: Derek Graham
Title: Chief Executive Officer

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TO CERTIFICATE OF AMENDMENT

TO INCORPORATION

OF

CLEARONE, INC.

ClearOne, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1. The name of the Corporation is ClearOne, Inc. The Corporation’s Certificate of Incorporation was originally filed with the Secretary of State of the State of Delaware on October 25, 2018.

2. The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions amending the Certificate of Incorporation as follows:

The Certificate of Incorporation of the Corporation as currently in effect is hereby amended by deleting therefrom in its entirety the first paragraph of section (a) of Article III and inserting in lieu thereof the following:

(a)   Capital Stock.

The total number of shares of capital stock which the Corporation shall have the authority to issue is 200,000,000 shares, such shares being divided into 150,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

3. The Board, acting in accordance with the provisions of Sections 141 and 242 of the DGCL, duly adopted resolutions amending the Certificate of Incorporation as follows:

The Certificate of Incorporation of the Corporation as currently in effect is hereby amended by deleting therefrom in its entirety section (b) of Article III and inserting in lieu thereof the following:

(b) Preferred Stock.

Subject to the provisions of this Certificate of Incorporation, the Board of Directors is authorized to provide for the issuance from time to time of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable provisions of the Delaware General Corporation Law (a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, with such voting powers, full or limited, or no voting powers, and such designations, preferences, privileges and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including, but not limited to, determination of any of the following:

(1)the distinctive designation of the series, whether by number, letter or title, and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding and except where otherwise provided in the applicable Preferred Stock Certificate of Designation) from time to time by action of the Board of Directors;

(2)the dividend rate, if any, and the times of payment of dividends, if any, on the shares of the series, whether such dividends will be cumulative, and if so, from what date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3)whether the shares shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(4)whether the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

(5)the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

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CERTIFICATE OF DESIGNATION OF
CLASS A REDEEMABLE PREFERRED STOCK OF
CLEARONE, INC.

CLEARONE, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), certifies that the following resolution was adopted by the board of directors of the Corporation as required by Section 151 of the General Corporation Law of the State of Delaware (the “DCGL”) pursuant to a unanimous written consent of the board of directors.

RESOLVED, that, pursuant to the authority granted to and vested in the board of directors of the Corporation (the “Board”) in accordance with the provisions of the certificate of incorporation of the Corporation, as amended and currently in effect (the “Certificate”), the issuance of a class of Preferred Stock par value $0.001 per share (the “Preferred Stock”), which shall consist of up to 50,000,000 shares of Preferred Stock which the Corporation now has the authority to issue, be, and the same hereby is, authorized, and the Board states the designation and number of shares, and fixes the relative rights, preferences, and limitations (in addition to any set forth in the Certificate) thereof as follows:

Section 1DESIGNATION AND AMOUNT. The Preferred Stock authorized by this resolution is the Class A Redeemable Preferred Stock (the “Class A Preferred”). The total number of shares of the Class A Preferred shall be 2,069,065.

Section 2REDEMPTION.

(a) Mandatory Redemption Upon Asset Sale. Upon the consummation of an Asset Sale, 100% of the Net Proceeds shall be distributed solely to the holders of Class A Preferred, on a pro rata basis, as consideration for the redemption of the Class A Preferred (the “Redemption”). Such Redemption shall be automatic and mandatory upon the closing of an Asset Sale, subject only to the Board’s review and approval of the mechanics of the distribution of Net Proceeds. “Net Proceeds” shall mean 100% of the gross proceeds of the Asset Sales less all transaction expenses, liabilities and obligations relating to the Asset Sale, including but not limited to payments, fees and/or severance packages to or related to bankers, consultants, advisors, employees, executives, leases and other property related obligations. Net Proceeds shall include a further deduction for any obligations, expenses, payables, accrued liabilities of any kind (contractual or otherwise) of the Corporation, or any of its subsidiaries, which remain as liabilities of the Corporation or any of its subsidiaries and that are not otherwise sold as part of the Asset Sale, other than payments or expenses required to be paid in conjunction with the reporting obligations and maintenance of the Corporation as a listed reporting issuer.

(b) Redemption Price. The redemption price for each share of Class A Preferred shall be equal to such share’s pro rata portion of one hundred percent (100%) of the Net Proceeds of the Asset Sale (the “Redemption Price”).

(c) Asset Sale. An “Asset Sale” shall mean any sale of the Company’s existing operating business and/or a substantial portion of its assets, including through a sale of its Intellectual Property and/or Capital Stock of ClearOne Holding, LLC (“ClearOne Holding”) or other subsidiary of the Corporation formed to hold existing assets, provided, however, that the term “Asset Sale” shall not include transactions entered into in the ordinary course of business or for the purpose of changing the Corporation’s jurisdiction of incorporation or creating a holding company structure where equity holders maintain substantially similar ownership percentages. An Asset Sale shall also include any transaction or series of related transactions the primary purpose of which is the disposition of ClearOne Holding or other subsidiary of the Corporation or their assets as described above.

(d) Timing. The Redemption of Class A Preferred shall occur no later than sixty (60) days following the closing of any Asset Sale, which shall not exceed one hundred eighty (180) days from the initial closing of any Asset Sale. With respect to any Asset Sales, the Company may make multiple interim distributions to holders of Class A Preferred. All payments, whether interim or final, shall be made in cash to the holders of Class A Preferred on a pro rata basis, based on the number of Class A Preferred shares held as of the date on which the Class A Preferred are issued.

(e) If Asset Sale Does Not Occur. If an Asset Sale does not occur within one hundred eighty (180) days following the issuance of the Class A Preferred, the Corporation shall proceed to liquidate ClearOne Holding, LLC and its other subsidiaries and distribute the proceeds to holders of Class A Preferred in accordance with Section 3 below.

(f) Seniority. The Class A Preferred shall be senior to all existing and future classes of preferred stock and to all debt of the Corporation, except for the Class B Preferred Stock of the Corporation (the “Class B Preferred”), which shall be senior to Class A Preferred in all respects other than the Redemption of Class A Preferred pursuant to the Asset Sale. For the avoidance of doubt, 100% of the Net Proceeds of the Asset Sale shall be distributed solely to holders of Class A Preferred in connection with the Redemption.

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Section 3LIQUIDATION RIGHTS.

(a) Priority. In the event of any liquidation, dissolution, or winding up of the Corporation (other than an Asset Sale), whether voluntary or involuntary, the holders of Class A Preferred shall be entitled to receive, prior and in preference to any distribution to the holders of any other class or series of capital stock of the Corporation (including Common Stock and other Preferred Stock), an amount equal to the proceeds received by the Corporation from the liquidation or sale of the equity securities or assets of ClearOne Holding, LLC.

(i) Class A Preferred shall not participate in any other liquidation proceeds of the Corporation and shall be junior to all indebtedness and pari passu with the Class B Preferred Stock and the Common Stock for any other distributions.

(b) Forced Liquidation. If an Asset Sale has not been consummated within one hundred eighty (180) days of the issuance of the Class A Preferred, the Corporation shall take all commercially reasonable efforts to cause the liquidation or sale of ClearOne Holding, LLC and distribute the proceeds in accordance with Section 2 and Section 3.

Section 4 VOTING RIGHTS.

(a) General Voting. Except as otherwise provided by applicable law or expressly set forth herein, holders of Class A Preferred shall not be entitled to vote on any matter submitted to a vote of the stockholders of the Corporation. Notwithstanding the foregoing, the Corporation shall not, without the prior affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Class A Preferred, voting as a separate class:

(i) amend, alter, or repeal any provision of the Certificate or Bylaws of the Corporation in a manner that materially and adversely affects the rights, preferences, or privileges of the Class A Preferred;

(ii) authorize or issue any equity security (or security convertible into equity) senior to the Class A Preferred with respect to rights to distributions from ClearOne Holding, LLC or proceeds from an Asset Sale;

(iii) take any other action that would have a material adverse effect on the economic rights of the Class A

Preferred.

Section 5 NO CONVERSION. The Class A Preferred shall not be convertible into shares of Common Stock or any other equity security of the Corporation.

Section 6 REDEEMED SHARES. Shares of Class A Preferred that are redeemed pursuant to Section 2 shall be automatically cancelled and retired and shall not be reissued by the Corporation. The Corporation shall take all necessary corporate action to reflect such cancellation, including amendments to its Certificate of Incorporation, if required.

[Signature page to follow]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Class A Preferred Stock to be duly executed by its Chief Executive Officer this 24th day of June, 2025.

CLEARONE, INC.
By:	/s/ Derek Graham
Name: Derek Graham
Title: Chief Executive Officer

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CERTIFICATE OF DESIGNATION OF CLASS B CONVERTIBLE PREFERRED STOCK OF

CLEARONE, INC.

CLEARONE, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), certifies that the following resolution was adopted by the board of directors of the Corporation as required by Section 151 of the General Corporation Law of the State of Delaware (the “DCGL”) pursuant to a unanimous written consent of the board of directors.

RESOLVED, that, pursuant to the authority granted to and vested in the board of directors of the Corporation (the “Board”) in accordance with the provisions of the certificate of incorporation of the Corporation, as amended and currently in effect (the “Certificate”), the issuance of a class of Preferred Stock. par value $0.001 per share (the “Preferred Stock”), which shall consist of up to 50,000,000 shares of Preferred Stock which the Corporation now has the authority to issue, be, and the same hereby is, authorized, and the Board states the designation and number of shares, and fixes the relative rights, preferences, and limitations (in addition to any set forth in the Certificate) thereof as follows:

Section 1 DESIGNATION AND AMOUNT. The Preferred Stock authorized by this resolution is the Class B Convertible Preferred Stock (the “Class B Preferred”). The total number of shares of the Class B Preferred is 5,100.

Section 2 DIVIDEND. Except as set forth below, the holders of Class B Preferred shall be entitled to receive dividends prior to any dividends being paid to any other class of shares. In addition, the holders of Class B Preferred shall participate on a pro rata basis, on an as converted to the common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) basis, in any dividends declared and paid to the holders of other classes of shares. No dividends shall be declared or paid to any other class of shares without the prior approval of the holders of a majority of the outstanding Class B Preferred. For the sake of clarity, however, (i) any redemption of Class A Preferred Stock of the Corporation (“Class A Preferred”), (ii) any distribution or dividend of Class A Preferred to the holders of Common Stock, and (iii) any distribution or dividend with respect to Class A Preferred from the assets of ClearOne Holding, LLC (“ClearOne Holding”) or the proceeds of the liquidation or sale of the equity securities of ClearOne Holding, shall not be considered a dividend or dividends for purposes of this Section 2.

Section 3 LIQUIDATION RIGHTS.

(a) Class B Preference. In the event of any Liquidation Event, whether voluntary or involuntary, the holders of the Class B Preferred shall be entitled to receive, prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of any other class or Class of capital stock of the Corporation (other than the Net Proceeds of any Asset Sale to be distributed solely to holders of Class A Preferred Stock of the Corporation (the “Class A Preferred”) in accordance with their rights of redemption), an amount per share equal to the sum of (i) the principal amount of the Convertible Note by and between the Corporation and the holder dated June 20, 2025 (the “Note”) converted into such Class B Preferred, (ii) any accrued and unpaid interest thereon as of the Conversion Date, and (iii) any accrued and unpaid dividends in respect of such Class B Preferred (collectively, the “Class B Liquidation Preference”). The “Conversion Date” shall mean the date on which the Certificate is filed with the Delaware Secretary of State.

(i) If, upon the occurrence of a Liquidation Event, the Proceeds legally available for distribution among the holders of Class B Preferred are insufficient to permit payment of the full Class B Liquidation Preference to such holders, then the entire Proceeds legally available for distribution (excluding 100% of the Net Proceeds of any Asset Sale, which shall be distributed solely to holders of Class A Preferred Stock on a pro rata basis in accordance with their rights of redemption, or the proceeds of any sale or liquidation of ClearOne Holding) shall be distributed ratably among the holders of Class B Preferred in proportion to the full preferential amounts otherwise payable to each such holder.

(ii) For the avoidance of doubt, the Class B Liquidation Preference shall be senior in right of payment to all other classes or Class of capital stock of the Corporation (except the Class A Preferred as set forth in this Certificate of Designation), unless otherwise issued in accordance with the terms set forth herein.

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(b) Residual. Upon any Liquidation Event, after the holders of Class B Preferred have been paid in full pursuant to clause (a) above, all of the remaining Proceeds or assets of the Corporation, as applicable, shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(c) Original Issue Price. The “Original Issue Price” means $$1,000.00 per share for each share of Class B Preferred (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).

(d) Asset Sale. An “Asset Sale” shall the sale of the Company’s operating business and/or a substantial portion of its assets, including through a sale of its Intellectual Property and/or Capital Stock of ClearOne Holding or other subsidiary of the Corporation formed to hold existing assets of the Company , provided, however, that the term “Asset Sale” shall not include transactions entered into in the ordinary course of business or for the purpose of changing the Corporation’s jurisdiction of incorporation or creating a holding company structure where equity holders maintain substantially similar ownership percentages. An Asset Sale shall also include any transaction or series of related transactions the primary purpose of which is the disposition of ClearOne Holding or any subsidiary as described above, or their assets.

“Net Proceeds” shall mean 100% of the gross proceeds of the Asset Sales less all transaction expenses, liabilities and obligations relating to the Asset Sale, including but not limited to payments, fees and/or severance packages to or related to bankers, consultants, advisors, employees, executives, leases and other property related obligations. Net Proceeds shall include a further deduction for any obligations, expenses, payables, accrued liabilities of any kind (contractual or otherwise) of the Corporation, or any of its subsidiaries, which remain as liabilities of the Corporation or any of its subsidiaries and that are not otherwise sold as part of the Asset Sale, other than payments or expenses required to be paid in conjunction with the reporting obligations and maintenance of the Corporation as a listed reporting issuer.

(e) Liquidation Event. A “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, (except for the assets of ClearOne Holding or the proceeds of the liquidation or sale of the equity securities of ClearOne Holding or any other subsidiary formed to hold existing assets) (B) the consummation of the merger or consolidation of the Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the capital stock of the Corporation or the surviving or acquiring entity), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a Class of related transactions, to a person or group of affiliated persons (other than an underwriter of the Corporation’s securities), of the Corporation’s securities if, after such closing, such person or group of affiliated persons would hold a majority of the outstanding voting stock of the Corporation (or the surviving or acquiring entity), or (D) a liquidation, dissolution or winding up of the Corporation; provided, however, that a transaction does not constitute a Liquidation Event if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately prior to such transaction. The treatment of any particular transaction or Class of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of the outstanding Class B Preferred (voting as a single class on an as-converted basis).

(i) In any Liquidation Event, if Proceeds received by the Corporation or its stockholders is other than cash, its value will be deemed its fair market value as determined in good faith by the Board. Any securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange, the value is the average of the closing prices of the securities on such exchange over the 20 trading-day period ending three trading days prior to the closing of the Liquidation Event;

(2) If actively traded over-the-counter, the value is the average of the closing bid or sale prices (whichever is applicable) over the 20 trading-day period ending three trading days prior to the closing of the Liquidation Event; and

(3) If there is no active public market, the value is the fair market value thereof, as determined in good faith by the Board.

(A) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

(B) The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event shall, with the appropriate approval of the definitive agreements governing such Liquidation Event by the stockholders under the DGCL, be superseded by the determination of such value set forth in the definitive agreements governing such Liquidation Event.

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(ii) Notwithstanding the foregoing subsection (ii) or any other provision of this Certificate, in the case of a Liquidation Event where the non-cash Proceeds to be distributed to the holders of Class B Preferred are assets other than securities of a class that is traded on a securities exchange that is registered as a “national securities exchange” under Section 6 of the Securities Exchange Act of 1934, then the holders of Class B Preferred shall at their option be entitled to receive cash in an amount equal to the Class B Liquidation Preference in lieu of such assets.

(iii) In the event the requirements of this Section 3 are not complied with, the Corporation shall forthwith either:

(A) cause the closing of such Liquidation Event to be postponed until such time as the requirements of this Section 3 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights.

(iv) The Corporation shall give each holder of record of Class B Preferred written notice of such impending Liquidation Event not later than 15 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that subject to compliance with the DGCL such periods may be shortened or waived upon the written consent of the holders of Class B Preferred (voting as a single class on an as-converted basis) that represent a majority of the voting power of all then outstanding shares of Class B Preferred.

Section 4 CONVERSION. On first Business Day following the date that the Class A Preferred Stock has been issued as a dividend to holders of Common Stock of the Borrower, the holders of the Class B Preferred shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Class B Preferred is convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Common Stock (the “Transfer Agent”), into such number of fully paid and nonassessable share of Common Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) as calculated pursuant to section 4(d) below.

(b) Automatic Conversion. Each share of Class B Preferred shall automatically be converted into , into such number of fully paid and nonassessable share of Common Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) as calculated pursuant to section 4(d) below. immediately upon the earlier of (i) the closing of the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form S-3 under the Securities Act of 1933, as amended, the public offering price of which is not less than the Conversion Price in the aggregate or (ii) the date, or the occurrence of an event, specified by vote or written consent or agreement of the holders of a majority of the then-outstanding shares of Class B Preferred.

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(c) Mechanics of Conversion. In order for a holder of Class B Preferred to voluntarily convert shares of Class B Preferred into shares of Common Stock, such holder shall (1) provide the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) to the Transfer Agent that such holder elects to convert all or any number of such holder’s shares of Class B Preferred and (2), if such holder’s shares are certificated, surrender the certificate or certificates for such shares of Class B Preferred (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the Transfer Agent. Such Notice of Conversion shall state such holder’s name or the names of the nominees in which such holder wishes the shares of Common Stock to be issued. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion be required. The close of business on the date of receipt by the Transfer Agent of such Notice of Conversion and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date. Promptly after the applicable Conversion Time, but in any case within the earlier of (x) one (1) Trading Day and (y) the Standard Settlement Period (as defined below) thereof (the “Share Delivery Date”), the Corporation shall (1) cause the shares of Common Stock to which the holder is entitled pursuant to such conversion to be transmitted by the Transfer Agent to the holder by crediting the account of the holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Corporation is then a participant in such system and either (A) there is an effective registration statement permitting the resale of the Common Stock issuable upon conversion of the Class B Preferred by the holder or (B) the Common Stock issuable upon conversion of the Class B Preferred is eligible for resale by the holder without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Corporation’s share register in the name of the holder or its designee, for the number of shares of Common Stock to which the holder is entitled pursuant to such conversion to the address specified by the holder in the Notice of Conversion (if any) of the shares of Class B Preferred represented by the surrendered certificate that were not converted into Common Stock, (2) pay in cash such amount as provided in Subsection 4(e) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (3) pay all declared but unpaid dividends on the shares of Class B Preferred convert. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, then the conversion may, at the option of any holder tendering Class B Preferred for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Class B Preferred will not be deemed to have converted such Class B Preferred until immediately prior to the closing of such sale of securities. If the conversion is in connection with the automatic conversion provisions of subsection 4(b)(ii) above, such conversion will be deemed to have been made on the conversion date described in the stockholder consent or other agreement approving such conversion, and the persons entitled to receive shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holders of such shares of Common Stock as of such date. If the conversion is in connection with an event set forth in clauses (A) through (C) of the definition of Liquidation Event and such holder’s conversion is conditioned upon the consummation of such event, such conversion will be deemed to have been made on the date of such consumption.

(d) The number of shares of Common Stock issuable upon conversion of each share of Class B Preferred Stock shall be calculated by dividing $1,000 by The lower of: (i) the closing price (as reflected on Nasdaq.com); or (ii) the average closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding June 20, 2025.

(e) Recapitalizations. If at any time or from time to time there is a recapitalization of the Common Stock (including a subdivision, combination or merger or sale of assets, (excluding the Asset Sale), provision shall be made so that the holders of the Class B Preferred shall thereafter be entitled to receive upon conversion of the Class B Preferred the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Class B Preferred after the recapitalization to the end that the provisions of this Section 4 shall be applicable after that event as nearly equivalently as may be practicable.

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(f) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the filing date of this Certificate (the “Effective Date”) effect a subdivision of the outstanding Common Stock, the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Effective Date combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(g) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Effective Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on Common Stock in additional shares of Common Stock, then the number of shares of Common Stock issuable on conversion of each share of such series shall be increased pro rata for the holder to account for such additional shares of Common Stock they would be entitled to receive if they were holders of shares of Common Stock.

Notwithstanding the foregoing, no such adjustment shall be made if the holders of Class B Preferred simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Class B Preferred had been converted into Common Stock on the date of such event.

(h) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Effective Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock or the Asset Sale) or in other property and the provisions of Subsection 4(g) do not apply to such dividend or distribution, then and in each such event provision shall be made so that the holders of the Class B Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the kind and amount of securities of the Corporation, cash or other property which they would have been entitled to receive had the Class B Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Class B Preferred; provided, however, that no such provision shall be made if the holders of Class B Preferred receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as they would have received if all outstanding shares of Class B Preferred had been converted into Common Stock on the date of such event.

(i) Adjustment for Merger or Reorganization, etc. If (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, or (C) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Class B Preferred, the holders shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the shares of Common Stock issuable to the holder in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holders shall be given the same choice as to the Alternate Consideration they receive upon any conversion of the Class B Preferred following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4(i) and insuring that the Class B Preferred (or any such replacement security) will be substantially similar in form and substance to this Certificate of Designations and insuring that the Class B Preferred will be convertible for a corresponding number of shares of capital stock of such successor entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Class B Preferred (without regard to any limitations on the conversion of this Class B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Class B Preferred immediately prior to the consummation of such Fundamental Transaction) and will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

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(j) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Class B Preferred and the aggregate number of shares of Common Stock to be issued to particular stockholders, shall be rounded down to the nearest whole share and the Corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Class B Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such conversion.

(k) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Class B Preferred, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution,

(l) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class B Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Preferred, in addition to such other remedies as shall be available to the holder of such Class B Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including. without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

(m) The Corporation agrees to maintain a Transfer Agent that is a participant in the DTC’s FAST program so long as any shares of Class B Preferred remain outstanding.

Section 5 VOTING.

(a) General Voting. Except for the election of directors pursuant to Section 5(b) hereof, the holder of each share of Class B Preferred (i) has the right to one (1) vote for each share of Common Stock into which such Class B Preferred could then be converted, (ii) has full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, (iii) is entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and (iv) except as provided by law, is entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes are not permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Class B Preferred held by each holder could be converted) will be rounded to the nearest whole number (with one half being rounded downward).

(b) Election of Directors. The holders of Class B Preferred, voting as a separate class, are entitled to elect two (2) member of the Board (a “Class B Preferred Director”) at each meeting or pursuant to each consent of the Corporation’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

(c) Board Vacancies. Notwithstanding the provisions of Section 223(a)(l) and 223(a)(2) of the DGCL, any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of the Certificate, and vacancies created by removal or resignation of a director, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced; provided, however, that where such vacancy occurs among the directors elected by the holders of a class or Class B Preferred, the holders of shares of such Class B Preferred may override the Board’s action to fill such vacancy by (i) voting for their own designee to fill such vacancy at a meeting of the Corporation’s stockholders or (ii) written consent, if the consenting stockholders hold a sufficient number of shares to elect their designee at a meeting of the stockholders. Any director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of the holders of the shares of the class or Class of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or Class of stock represented at the meeting or pursuant to written consent.

Section 6 OTHER RIGHTS. Without the written consent of the holders of the majority of the outstanding shares of Class B Preferred, the Corporation shall not amend, alter or repeal any provision of the Corporation’s Certificate of Incorporation so as to adversely affect the rights or preferences of the Class B Preferred or increase the authorized amount of shares of Class B Preferred.

Section 7 STATUS OF CONVERTED STOCK. In the event any shares of Class B Preferred are converted pursuant to Section 4 hereof, then the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Certificate shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

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Section 8 SUCCESSORS AND ASSIGNS. A holder of the Class B Preferred may at any time transfer any or all of its Class B Preferred to one or more assignees without requiring the consent of the Corporation. In addition, a holder of the Class B Preferred may, upon notice to the Corporation, sell participations in all or a portion of such holder’s rights and/or obligations under the Class B Preferred.

Section 9 PROTECTIVE PROVISIONS. So long as any shares of Class B Preferred remain outstanding, the Corporation shall not, without the prior written consent of the holders of at least seventy-five percent (75%) of the then-outstanding shares of Class B Preferred, take or authorize any of the following actions, whether directly or indirectly through a subsidiary, or by merger, recapitalization, consolidation, reclassification, reorganization, or otherwise:

(a) Fundamental Business Changes. Effect any fundamental change in the nature of the business of the Corporation, except for any Asset Sale as contemplated herein.

(b) Equity Redemptions & Dividends. Redeem, repurchase, or otherwise acquire or pay or declare any dividends on any equity securities of the Corporation, other than:

(i) the redemption of or other distribution with respect to Class A Preferred in accordance with its terms upon completion of any Asset Sale or liquidation or sale of the equity securities of ClearOne Holding; and

(ii) dividends on the Class B Preferred as set forth in Section 2 hereof.

(c) Indebtedness. Create, assume, guarantee, or incur any indebtedness for borrowed money, except for indebtedness incurred in connection with ordinary trade payables arising in the ordinary course of business.

(d) Amendment to Organizational Documents. Amend, alter, or repeal any provision of the Corporation’s Certificate of Incorporation, Bylaws, or similar governing documents in a manner adverse to the rights, preferences, or privileges of the holders of Class B Preferred.

(e) Senior or Pari Passu Securities. Authorize, issue, or reclassify any securities of the Corporation senior to, or pari passu with, the Class B Preferred in terms of liquidation preference, dividend rights, voting rights, or other material economic terms.

(f) New Classes of Securities. Create or authorize the creation of, or issue, any new class or Class of stock or any other security convertible into or exercisable for any equity security having rights, preferences, or privileges senior to the Class B Preferred.

(g) Board Composition. Increase or decrease the authorized number of directors constituting the Board of Directors of the Corporation.

(h) Issuances and Registrations. (i) Enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents, or (ii) file any registration statement or any amendment or supplement thereto, other than as required by applicable law or in connection with the Asset Sale.

(i) Disposition of Assets. Except for any Asset Sale; other potential liquidation or disposition of ClearOne Holding; and other transactions in the ordinary course of business, engage in, authorize, or consummate any sale, lease, assignment, transfer, license, or other disposition of any assets of the Corporation or any subsidiary in a single transaction or series of related transactions.

(j) Use of Proceeds. Use the proceeds from the issuance of the Class B Preferred or the Note for any purpose other than as set forth in the Disbursement Schedule attached to the definitive agreements.

(k) Restrictive Agreements. Enter into any agreement or instrument that by its terms restricts the Corporation’s ability to perform its obligations under this Certificate of Designation or any of the definitive financing agreements relating to the Class B Preferred.

(l) Other Customary Provisions. Take any other actions customarily subject to protective provisions in transactions of this nature that materially adversely affect the rights or privileges of the Class B Preferred.

[Signature page to follow]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Class B Convertible Preferred Stock to be duly executed by its Chief Executive Officer this 24th day of June, 2025.

CLEARONE, INC.
By:	/s/ Derek Graham
Name: Derek Graham
Title: Chief Executive Officer

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series B Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of ClearOne, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Note Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:
Number of shares of Preferred Stock owned prior to Conversion:
Number of shares of Preferred Stock to be Converted:
Stated Value of shares of Preferred Stock to be Converted:
Number of shares of Common Stock to be Issued:
Applicable Conversion Price:
Number of shares of Preferred Stock subsequent to Conversion:
Address for Delivery:
or
DWAC Instructions:
Broker no:
Account no:

[HOLDER]

By:

Name:

Title:

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APPENDIX D

Delaware Bylaws

Bylaws of

ClearOne, Inc.,

a Delaware corporation

Article I: Stockholders

Section 1.1. Annual Meeting.

An annual meeting of the stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, on the date, and at the time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders.

Section 1.2. Advance Notice of Nominations and Proposals of Business.

(a) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made prior to an annual meeting of stockholders (i) pursuant to the Corporation’s proxy materials with respect to such meeting or (ii) by or at the direction of the Board of Directors at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section.

(b) A person shall not be eligible for election or re-election as a director at an annual meeting unless the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(c) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected by or at the direction of the Board of Directors.

Section 1.3. Special Meetings; Notice.

Subject to the requirements of applicable law, special meetings of stockholders may be called only by the Board of Directors. Notice of every special meeting shall state the purpose of the meeting and the business conducted at a special meeting of stockholders shall be limited to the business set forth in the notice of meeting. The Board of Directors may postpone or reschedule any previously called special meeting.

Section 1.4. Notice of Meetings.

(a) Notice of the place, if any, date and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed present in person and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at the meeting, except as otherwise provided in these bylaws or required from time to time by the DGCL or the Corporation’s Certificate of Incorporation).

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(b) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholder and proxyholders may be deemed to be present in person of such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

Section 1.5. Quorum.

(a) At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding capital stock of the Corporation, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by law.

(b) If a quorum shall fail to attend any meeting, the chair of the meeting may adjourn the meeting to another place, if any, date and time.

Section 1.6. Organization.

The Chair of the Board or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the Chief Executive Officer of the Corporation shall call to order any meeting of the stockholders and act as chair of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be the person the chair appoints.

Section 1.7. Conduct of Business.

The chair of any meeting of stockholders shall determine the order of business and the rules of procedure for the conduct of the meeting, including the manner of voting and the conduct of discussion as the chair determines to be in order. The chair shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 1.8. Proxies; Inspectors.

(a) At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 1.8 may be substituted or used in lieu of the original writing or transmission that could be used, provided that the copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(b) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors.

Section 1.9. Voting.

All elections of directors shall be determined by a plurality of the votes cast, and except as otherwise required by law or these bylaws, all other matters shall be determined by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast on the matter by the holders of all shares present in person or represented by proxy at the meeting and entitled to vote.

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Section 1.10. Stock List.

(a) A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting as required by law.

(b) The stock list shall also be open to the examination of any such stockholder during the whole time of the meeting as provided by law. The corporation may look to this list as the sole evidence of the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 1.11. Action by Written Consent.

Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded..

Article II: Board of Directors

Section 2.1. Number, Election, Term and Qualifications of Directors.

(a) Subject to the special right of the holders of common stock to elect directors, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

(b) Directors need not be stockholders to be qualified for election or service as a director of the Corporation.

Section 2.2. Removal; Resignation.

Any director of the Company’s board of directors or the entire board of directors may be removed at any time, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors. Any director may resign at any time upon notice given in writing or by election transmission to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

Section 2.3. Newly Created Directorships and Vacancies.

Except as otherwise required by law and subject to the rights of the holders of any series of stock with respect to such series of stock, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and not by the stockholders.

Section 2.4. Regular Meetings.

Regular meetings of the Board of Directors shall be held at the place, on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting the date of which has been so publicized shall not be required.

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Section 2.5. Special Meetings.

Special meetings of the Board of Directors may be called by the Chief Executive Officer or by two or more directors then in office and shall be held at the place, on the date, and at the time as they or he or she shall fix. Notice of the place, date, and time of each special meeting shall be given each director either (a) by mailing written notice not less than five (5) days before the meeting, or (b) by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four hours before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at a special meeting.

Section 2.6. Quorum.

At any meeting of the Board of Directors, a majority of the total number of the whole Board of Directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof.

Section 2.7. Participation in Meetings by Conference Telephone or Other Communications Equipment.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.

Section 2.8. Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in the order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in these bylaws or required by law. The Board of Directors may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9. Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of standing or special committees may be allowed compensation for attending committee meetings.

Article III: Committees

Section 3.1. Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee.

Section 3.2. Conduct of Business.

Unless the Board of Directors provides otherwise, each committee of the Board may make, alter, and repeal rules for the conduct of its business. Each committee shall keep minutes of its meetings and all action taken by it shall be reported to the Board.

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Article IV: Officers

Section 4.1. Generally.

The officers of the Corporation shall consist of a chief executive officer, a chief operating officer, a president, a chief financial officer, and a secretary, each of whom shall be appointed by the Board. Such other officers and assistant officers as may be deemed necessary, including any vice presidents, may also be appointed by the Board. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by the officers as may be designated by resolution of the Board.

Section 4.2. Chief Executive Officer.

The Chief Executive Officer shall supervise and control all the business and affairs of the Corporation, subject to the direction of the Board. Unless a chair of the Board has been appointed, the Chief Executive Officer shall preside at all meetings of the Board or stockholders.

Section 4.3. Chief Operating Officer

The Chief Operating Officer shall be responsible for overseeing all the operations of the Corporation, subject to the direction of the Chief Executive Officer.

Section 4.4. President.

The President shall manage the day-to-day affairs of the Corporation, subject to the direction of the Chief Executive and Chief Operating Officers. The President may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed. In general, the President shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.5. Vice Presidents.

If appointed, the vice-president (or if there is more than one, each vice-president) shall assist the President and shall perform such duties as may be assigned to him or her by the President or by the Board of Directors. If appointed, in the absence of the President or in the event of his death, inability or refusal to act, the vice-president (or in the event there is more than one vice-president, the vice presidents in the order designated at the time of their election, or in the absence of, any designation, then in the order of their appointment) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. (If there is no vice-president, then the Chief Financial Officer shall perform such duties of the President.)

Section 4.6. Chief Financial Officer

The Chief Financial Officer shall: (i) have charge and custody of and be responsible for all funds and securities of the Corporation; (ii) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies, or other depositaries as shall be selected by the Board of Directors; and (iii) in general, perform all of the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned by the President or by the Board of Directors. If required by the Board of Directors, the Chief Financial Officer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine. A controller may be appointed to assist the Chief Financial Officer.

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Section 4.7. Secretary.

The Secretary shall: (i) keep the minutes of the proceedings of the stockholders, the Board of Directors and any committees of the Board in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records; (iv) when requested or required, authenticate any records of the Corporation; (v) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (vi) sign with the President, or a vice-president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (vii) have general charge of the stock transfer books of the Corporation; and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors. Assistant secretaries if any, shall have the same duties and powers, subject to the supervision of the Secretary.

Section 4.8 Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 4.9. Removal.

The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

Section 4.10. Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer may exercise any right to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equity holders of, or with respect to any action of stockholders or equity holders of, any other corporation or entity that the Corporation may possess by reason of its ownership of securities or interests in the other corporation or entity.

Article V: Stock

Section 5.1. Certificates of Stock.

Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chair of the Board, the Vice Chair of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her unless the Board of Directors provides by resolution that the common stock shall be uncertificated shares. Any or all of the signatures on the certificate may be by facsimile.

Section 5.2. Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5.3 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore.

Section 5.3. Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft, or destruction of any certificate of stock, another may be issued in its place pursuant to the regulations that the board of directors may establish concerning proof of the loss, theft, or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.4. Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by the other regulations as the Board of Directors may establish.

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Section 5.5. Record Date.

(a)  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for the other action described above; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

(b) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Article VI: Notices

Section 6.1. Notices.

If mailed, notice to stockholder shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 6.2. Waivers.

A written waiver of any notice, signed by a stockholder or director, or a waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Article VII: Miscellaneous

Section 7.1. Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 7.2. Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

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Section 7.3. Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 7.4. Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 7.5. Time Periods.

In applying any provision of these bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Article VIII: Indemnification

Section 8.1. Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of the proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that the amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by the indemnitee in connection therewith; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by the indemnitee only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 8.2. Right to Advancement of Expenses.

The right to indemnification conferred in Section 8.1 shall include the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by the indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an “undertaking”), by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that the indemnitee is not entitled to be indemnified for the expenses under this Section 8.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 8.1 and 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

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Section 8.3. Right of Indemnitee to Bring Suit.

If a claim under Section 8.1 or 8.2 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim to the fullest extent permitted by law. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by (i) the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met the applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to the suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 8 or otherwise shall be on the Corporation.

Section 8.4. Non-exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 8.5. Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify the person against the expense, liability or loss under the Delaware General Corporation Law.

Section 8.6. Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Article IX: Amendments

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal these bylaws subject to the power of the stockholders of the Corporation to alter, amend or repeal the bylaws; provided, however, that, with respect to the powers of stockholders to make, alter, amend and repeal the bylaws, notwithstanding any other provision of these bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the stockholders of the Corporation required by law or these bylaws, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.66%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors shall be required to adopt, amend or repeal any provisions of these bylaws.

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APPENDIX E

Nevada Charter

ARTICLES OF INCORPORATION
OF
CLEARONE, INC.

ARTICLE I
(Name)

The name of the Corporation is ClearOne, Inc. (the “Corporation”).

ARTICLE II
(Registered Office and Registered Agent)

The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

ARTICLE III
(Capital)

(a) The aggregate number of shares that the Corporation will have authority to issue is 200,000,000, of which shares will be common stock (“Common Stock”), with a par value of $0.001 per share, and 50,000,000 shares will be preferred stock, with a par value of $0.001 per share (“Preferred Stock”). Of 50,000,000 shares of Preferred Stock, 2,069,065 shares will be designated as Class A Redeemable Preferred Stock and 5,100 shares will be designated as Class B Convertible Preferred Stock.

(b) Except as otherwise required by law or these Articles of Incorporation, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors of the Corporation, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or these Articles of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

(c) The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

(i) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(ii) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(iii) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(iv) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

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(v) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(vi) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights; and

(vii) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

(d) The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors of the Corporation.

(e) In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

(f) The voting powers, designations, preferences, limitations, restrictions and relative rights of Class A Redeemable Preferred Stock are set out in Schedule A hereto.

(g) The voting powers, designations, preferences, limitations, restrictions and relative rights of Class B Convertible Preferred Stock are set out in Schedule B hereto.

ARTICLE IV
(Board of Directors)

The affairs of the Corporation shall be managed by or under the authority of the Board of Directors of the Corporation consisting of no less than one director. The number of directors may be increased or decreased from time to time in accordance with the Bylaws of the Corporation. The election of directors shall be done in accordance with the Bylaws.

ARTICLE V
(Purpose)

The nature of the business of the Corporation and the objects or the purposes to be transacted, promoted, or carried on by it are to engage in any lawful activity.

ARTICLE VI
(Acquisition of Controlling Interest)

The Corporation elects not to be governed by Nevada Revised Statutes (“NRS”) 78.378 to 78.3793, inclusive.

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ARTICLE VII
(Combinations with Interested Stockholders)

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

ARTICLE VIII
(Liability)

To the fullest extent permitted by Chapter 78 of NRS, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this Article will not eliminate or limit the liability of:

(a) a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(b) a director for the payment of distributions in violation of NRS 78.300.

Any amendment or repeal of this Article will not adversely affect any right or protection of a director or officer of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE IX
(Indemnification)

(a) Right to Indemnification. The Corporation shall indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys’ fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b) Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Article, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(c) Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Article are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

(d) Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(e) Advancement of Expenses. The Corporation shall, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys’ fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such Indemnitee to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that he or she is not entitled to be indemnified for such expenses.

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SCHEDULE A

CLASS A REDEEMABLE PREFERRED STOCK OF
CLEARONE, INC.

Section 1 DESIGNATION AND AMOUNT. The total number of shares of the Class A Redeemable Preferred Stock (the “Class A Preferred”) shall be 2,069,065.

Section 2 REDEMPTION.

(a) Mandatory Redemption Upon Asset Sale. Upon the consummation of an Asset Sale, 100% of the Net Proceeds shall be distributed solely to the holders of Class A Preferred, on a pro rata basis, as consideration for the redemption of the Class A Preferred (the “Redemption”). Such Redemption shall be automatic and mandatory upon the closing of an Asset Sale, subject only to the Board’s review and approval of the mechanics of the distribution of Net Proceeds. “Net Proceeds” shall mean 100% of the gross proceeds of the Asset Sales less all transaction expenses, liabilities and obligations relating to the Asset Sale, including but not limited to payments, fees and/or severance packages to or related to bankers, consultants, advisors, employees, executives, leases and other property related obligations. Net Proceeds shall include a further deduction for any obligations, expenses, payables, accrued liabilities of any kind (contractual or otherwise) of the Corporation, or any of its subsidiaries, which remain as liabilities of the Corporation or any of its subsidiaries and that are not otherwise sold as part of the Asset Sale, other than payments or expenses required to be paid in conjunction with the reporting obligations and maintenance of the Corporation as a listed reporting issuer.

(b) Redemption Price. The redemption price for each share of Class A Preferred shall be equal to such share’s pro rata portion of one hundred percent (100%) of the Net Proceeds of the Asset Sale (the “Redemption Price”).

(c) Asset Sale. An “Asset Sale” shall mean any sale of the Corporation’s existing operating business and/or a substantial portion of its assets, including through a sale of its Intellectual Property and/or Capital Stock of ClearOne Holding, LLC (“ClearOne Holding”) or other subsidiary of the Corporation formed to hold existing assets, provided, however, that the term “Asset Sale” shall not include transactions entered into in the ordinary course of business or for the purpose of changing the Corporation’s jurisdiction of incorporation or creating a holding company structure where equity holders maintain substantially similar ownership percentages. An Asset Sale shall also include any transaction or series of related transactions the primary purpose of which is the disposition of ClearOne Holding or other subsidiary of the Corporation or their assets as described above.

(d) Timing. The Redemption of Class A Preferred shall occur no later than sixty (60) days following the closing of any Asset Sale, which shall not exceed one hundred eighty (180) days from the initial closing of any Asset Sale. With respect to any Asset Sales, the Company may make multiple interim distributions to holders of Class A Preferred. All payments, whether interim or final, shall be made in cash to the holders of Class A Preferred on a pro rata basis, based on the number of Class A Preferred shares held as of the date on which the Class A Preferred are issued.

(e) If Asset Sale Does Not Occur. If an Asset Sale does not occur within one hundred eighty (180) days following the issuance of the Class A Preferred, the Corporation shall proceed to liquidate ClearOne Holding, LLC and its other subsidiaries and distribute the proceeds to holders of Class A Preferred in accordance with Section 3 below.

(f) Seniority. The Class A Preferred shall be senior to all existing and future classes of preferred stock and to all debt of the Corporation, except for the Class B Convertible Preferred Stock of the Corporation (the “Class B Preferred”), which shall be senior to Class A Preferred in all respects other than the Redemption of Class A Preferred pursuant to the Asset Sale. For the avoidance of doubt, 100% of the Net Proceeds of the Asset Sale shall be distributed solely to holders of Class A Preferred in connection with the Redemption.

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Section 3 LIQUIDATION RIGHTS.

(a) Priority. In the event of any liquidation, dissolution, or winding up of the Corporation (other than an Asset Sale), whether voluntary or involuntary, the holders of Class A Preferred shall be entitled to receive, prior and in preference to any distribution to the holders of any other class or series of capital stock of the Corporation (including Common Stock and other Preferred Stock), an amount equal to the proceeds received by the Corporation from the liquidation or sale of the equity securities or assets of ClearOne Holding, LLC.

(i) Class A Preferred shall not participate in any other liquidation proceeds of the Corporation and shall be junior to all indebtedness andpari passu with the Class B Preferred Stock and the Common Stock for any other distributions.

(b) Forced Liquidation. If an Asset Sale has not been consummated within one hundred eighty (180) days of the issuance of the Class A Preferred, the Corporation shall take all commercially reasonable efforts to cause the liquidation or sale of ClearOne Holding, LLC and distribute the proceeds in accordance with Section 2 and Section 3.

Section 4 VOTING RIGHTS.

(a) General Voting. Except as otherwise provided by applicable law or expressly set forth herein, holders of Class A Preferred shall not be entitled to vote on any matter submitted to a vote of the stockholders of the Corporation. Notwithstanding the foregoing, the Corporation shall not, without the prior affirmative vote or written consent of the holders of a majority of the then-outstanding shares of Class A Preferred, voting as a separate class:

(i) amend, alter, or repeal any provision of the Articles of Incorporation or Bylaws of the Corporation in a manner that materially and adversely affects the rights, preferences, or privileges of the Class A Preferred;

(ii) authorize or issue any equity security (or security convertible into equity) senior to the Class A Preferred with respect to rights to distributions from ClearOne Holding, LLC or proceeds from an Asset Sale;

(iii) take any other action that would have a material adverse effect on the economic rights of the Class A Preferred.

Section 5 NO CONVERSION. The Class A Preferred shall not be convertible into shares of Common Stock or any other equity security of the Corporation.

Section 6 REDEEMED SHARES. Shares of Class A Preferred that are redeemed pursuant to Section 2 shall be automatically cancelled and retired and shall not be reissued by the Corporation. The Corporation shall take all necessary corporate action to reflect such cancellation, including amendments to its Articles of Incorporation, if required.

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SCHEDULE B

CLASS B CONVERTIBLE PREFERRED STOCK OF
CLEARONE, INC.

Section 1 DESIGNATION AND AMOUNT. The total number of shares of the Class B Convertible Preferred Stock (the “Class B Preferred”) is 5,100.

Section 2 DIVIDEND. Except as set forth below, the holders of Class B Preferred shall be entitled to receive dividends prior to any dividends being paid to any other class of shares. In addition, the holders of Class B Preferred shall participate on a pro rata basis, on an as converted to the common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) basis, in any dividends declared and paid to the holders of other classes of shares. No dividends shall be declared or paid to any other class of shares without the prior approval of the holders of a majority of the outstanding Class B Preferred. For the sake of clarity, however, (i) any redemption of Class A Preferred Stock of the Corporation (“Class A Preferred”), (ii) any distribution or dividend of Class A Preferred to the holders of Common Stock, and (iii) any distribution or dividend with respect to Class A Preferred from the assets of ClearOne Holding, LLC (“ClearOne Holding”) or the proceeds of the liquidation or sale of the equity securities of ClearOne Holding, shall not be considered a dividend or dividends for purposes of this Section 2.

Section 3 LIQUIDATION RIGHTS.

(a) Class B Preference. In the event of any Liquidation Event, whether voluntary or involuntary, the holders of the Class B Preferred shall be entitled to receive, prior and in preference to any distribution of the proceeds of such Liquidation Event (the “Proceeds”) to the holders of any other class or Class of capital stock of the Corporation (other than the Net Proceeds of any Asset Sale to be distributed solely to holders of Class A Preferred Stock of the Corporation (the “Class A Preferred”) in accordance with their rights of redemption), an amount per share equal to the sum of (i) the principal amount of the Convertible Note by and between the Corporation and the holder dated June 20, 2025 (the “Note”) converted into such Class B Preferred, (ii) any accrued and unpaid interest thereon as of the Conversion Date, and (iii) any accrued and unpaid dividends in respect of such Class B Preferred (collectively, the “Class B Liquidation Preference”). The “Conversion Date” shall mean June 24, 2025.

(i) If, upon the occurrence of a Liquidation Event, the Proceeds legally available for distribution among the holders of Class B Preferred are insufficient to permit payment of the full Class B Liquidation Preference to such holders, then the entire Proceeds legally available for distribution (excluding 100% of the Net Proceeds of any Asset Sale, which shall be distributed solely to holders of Class A Preferred Stock on a pro rata basis in accordance with their rights of redemption, or the proceeds of any sale or liquidation of ClearOne Holding) shall be distributed ratably among the holders of Class B Preferred in proportion to the full preferential amounts otherwise payable to each such holder.

(ii) For the avoidance of doubt, the Class B Liquidation Preference shall be senior in right of payment to all other classes or Class of capital stock of the Corporation (except the Class A Preferred as set forth in this Schedule), unless otherwise issued in accordance with the terms set forth herein.

(b) Residual. Upon any Liquidation Event, after the holders of Class B Preferred have been paid in full pursuant to clause (a) above, all of the remaining Proceeds or assets of the Corporation, as applicable, shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(c) Original Issue Price. The “Original Issue Price” means $1,000.00 per share for each share of Class B Preferred (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like).

(d) Asset Sale. An “Asset Sale” shall the sale of the Company’s operating business and/or a substantial portion of its assets, including through a sale of its Intellectual Property and/or Capital Stock of ClearOne Holding or other subsidiary of the Corporation formed to hold existing assets of the Company , provided, however, that the term “Asset Sale” shall not include transactions entered into in the ordinary course of business or for the purpose of changing the Corporation’s jurisdiction of incorporation or creating a holding company structure where equity holders maintain substantially similar ownership percentages. An Asset Sale shall also include any transaction or series of related transactions the primary purpose of which is the disposition of ClearOne Holding or any subsidiary as described above, or their assets.

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“Net Proceeds” shall mean 100% of the gross proceeds of the Asset Sales less all transaction expenses, liabilities and obligations relating to the Asset Sale, including but not limited to payments, fees and/or severance packages to or related to bankers, consultants, advisors, employees, executives, leases and other property related obligations. Net Proceeds shall include a further deduction for any obligations, expenses, payables, accrued liabilities of any kind (contractual or otherwise) of the Corporation, or any of its subsidiaries, which remain as liabilities of the Corporation or any of its subsidiaries and that are not otherwise sold as part of the Asset Sale, other than payments or expenses required to be paid in conjunction with the reporting obligations and maintenance of the Corporation as a listed reporting issuer.

(e) Liquidation Event. A “Liquidation Event” shall include (A) the closing of the sale, transfer or other disposition of all or substantially all of the Corporation’s assets, (except for the assets of ClearOne Holding or the proceeds of the liquidation or sale of the equity securities of ClearOne Holding or any other subsidiary formed to hold existing assets) (B) the consummation of the merger or consolidation of the Corporation with or into another entity (except a merger or consolidation in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the capital stock of the Corporation or the surviving or acquiring entity), (C) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a Class of related transactions, to a person or group of affiliated persons (other than an underwriter of the Corporation’s securities), of the Corporation’s securities if, after such closing, such person or group of affiliated persons would hold a majority of the outstanding voting stock of the Corporation (or the surviving or acquiring entity), or (D) a liquidation, dissolution or winding up of the Corporation; provided, however, that a transaction does not constitute a Liquidation Event if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately prior to such transaction. The treatment of any particular transaction or Class of related transactions as a Liquidation Event may be waived by the vote or written consent of the holders of a majority of the outstanding Class B Preferred (voting as a single class on an as-converted basis).

(i) In any Liquidation Event, if Proceeds received by the Corporation or its stockholders is other than cash, its value will be deemed its fair market value as determined in good faith by the Board. Any securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange, the value is the average of the closing prices of the securities on such exchange over the 20 trading-day period ending three trading days prior to the closing of the Liquidation Event;

(2) If actively traded over-the-counter, the value is the average of the closing bid or sale prices (whichever is applicable) over the 20 trading-day period ending three trading days prior to the closing of the Liquidation Event; and

(3) If there is no active public market, the value is the fair market value thereof, as determined in good faith by the Board.

(B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

(C) The foregoing methods for valuing non-cash consideration to be distributed in connection with a Liquidation Event shall, with the appropriate approval of the definitive agreements governing such Liquidation Event by the stockholders under the NRS, be superseded by the determination of such value set forth in the definitive agreements governing such Liquidation Event.

(ii) Notwithstanding the foregoing subsection (ii) or any other provision of this Schedule, in the case of a Liquidation Event where the non-cash Proceeds to be distributed to the holders of Class B Preferred are assets other than securities of a class that is traded on a securities exchange that is registered as a “national securities exchange” under Section 6 of the Securities Exchange Act of 1934, then the holders of Class B Preferred shall at their option be entitled to receive cash in an amount equal to the Class B Liquidation Preference in lieu of such assets.

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(iii) In the event the requirements of this Section 3 are not complied with, the Corporation shall forthwith either:

(A) cause the closing of such Liquidation Event to be postponed until such time as the requirements of this Section 3 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights.

(iv) The Corporation shall give each holder of record of Class B Preferred written notice of such impending Liquidation Event not later than 15 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that subject to compliance with the NRS such periods may be shortened or waived upon the written consent of the holders of Class B Preferred (voting as a single class on an as-converted basis) that represent a majority of the voting power of all then outstanding shares of Class B Preferred.

Section 4 CONVERSION. On first Business Day following the date that the Class A Preferred has been issued as a dividend to holders of Common Stock of the Borrower, the holders of the Class B Preferred shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Each share of Class B Preferred is convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Common Stock (the “Transfer Agent”), into such number of fully paid and nonassessable share of Common Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) as calculated pursuant to section 4(d) below.

(b) Automatic Conversion. Each share of Class B Preferred shall automatically be converted into , into such number of fully paid and nonassessable share of Common Stock (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like) as calculated pursuant to section 4(d) below. immediately upon the earlier of (i) the closing of the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 or Form S-3 under the Securities Act of 1933, as amended, the public offering price of which is not less than the Conversion Price in the aggregate or (ii) the date, or the occurrence of an event, specified by vote or written consent or agreement of the holders of a majority of the then-outstanding shares of Class B Preferred.

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(c) Mechanics of Conversion. In order for a holder of Class B Preferred to voluntarily convert shares of Class B Preferred into shares of Common Stock, such holder shall (1) provide the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”) to the Transfer Agent that such holder elects to convert all or any number of such holder’s shares of Class B Preferred and (2), if such holder’s shares are certificated, surrender the certificate or certificates for such shares of Class B Preferred (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the Transfer Agent. Such Notice of Conversion shall state such holder’s name or the names of the nominees in which such holder wishes the shares of Common Stock to be issued. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion be required.  The close of business on the date of receipt by the Transfer Agent of such Notice of Conversion and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date. Promptly after the applicable Conversion Time, but in any case within the earlier of (x) one (1) Trading Day and (y) the Standard Settlement Period (as defined below) thereof (the “Share Delivery Date”), the Corporation shall (1) cause the shares of Common Stock to which the holder is entitled pursuant to such conversion to be transmitted by the Transfer Agent to the holder by crediting the account of the holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Corporation is then a participant in such system and either (A) there is an effective registration statement permitting the resale of the Common Stock issuable upon conversion of the Class B Preferred by the holder or (B) the Common Stock issuable upon conversion of the Class B Preferred is eligible for resale by the holder without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Corporation’s share register in the name of the holder or its designee, for the number of shares of Common Stock to which the holder is entitled pursuant to such conversion to the address specified by the holder in the Notice of Conversion (if any) of the shares of Class B Preferred represented by the surrendered certificate that were not converted into Common Stock, (2) pay in cash such amount as provided in Subsection 4(e) in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and (3) pay all declared but unpaid dividends on the shares of Class B Preferred convert. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, then the conversion may, at the option of any holder tendering Class B Preferred for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the persons entitled to receive the Common Stock upon conversion of the Class B Preferred will not be deemed to have converted such Class B Preferred until immediately prior to the closing of such sale of securities. If the conversion is in connection with the automatic conversion provisions of subsection 4(b)(ii) above, such conversion will be deemed to have been made on the conversion date described in the stockholder consent or other agreement approving such conversion, and the persons entitled to receive shares of Common Stock issuable upon such conversion will be treated for all purposes as the record holders of such shares of Common Stock as of such date. If the conversion is in connection with an event set forth in clauses (A) through (C) of the definition of Liquidation Event and such holder’s conversion is conditioned upon the consummation of such event, such conversion will be deemed to have been made on the date of such consumption

(d) The number of shares of Common Stock issuable upon conversion of each share of Class B Preferred Stock shall be calculated by dividing $1,000 by The lower of: (i) the closing price (as reflected on Nasdaq.com); or (ii) the average closing price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding June 20, 2025.

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(e) Recapitalizations. If at any time or from time to time there is a recapitalization of the Common Stock (including a subdivision, combination or merger or sale of assets, (excluding the Asset Sale), provision shall be made so that the holders of the Class B Preferred shall thereafter be entitled to receive upon conversion of the Class B Preferred the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Class B Preferred after the recapitalization to the end that the provisions of this Section 4 shall be applicable after that event as nearly equivalently as may be practicable.

(f) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(g) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on Common Stock in additional shares of Common Stock, then the number of shares of Common Stock issuable on conversion of each share of such series shall be increased pro rata for the holder to account for such additional shares of Common Stock they would be entitled to receive if they were holders of shares of Common Stock.

Notwithstanding the foregoing, no such adjustment shall be made if the holders of Class B Preferred simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Class B Preferred had been converted into Common Stock on the date of such event.

(h) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock or the Asset Sale) or in other property and the provisions of Subsection 4(g) do not apply to such dividend or distribution, then and in each such event provision shall be made so that the holders of the Class B Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the kind and amount of securities of the Corporation, cash or other property which they would have been entitled to receive had the Class B Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Class B Preferred; provided, however, that no such provision shall be made if the holders of Class B Preferred receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as they would have received if all outstanding shares of Class B Preferred had been converted into Common Stock on the date of such event.

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(i) Adjustment for Merger or Reorganization, etc. If (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, or (C) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of the Class B Preferred, the holders shall have the right to receive, for each share of Common Stock that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the shares of Common Stock issuable to the holder in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holders shall be given the same choice as to the Alternate Consideration they receive upon any conversion of the Class B Preferred following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the holders new preferred stock consistent with the foregoing provisions and evidencing the holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4(i) and insuring that the Class B Preferred (or any such replacement security) will be substantially similar in form and substance to this Schedule and insuring that the Class B Preferred will be convertible for a corresponding number of shares of capital stock of such successor entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Class B Preferred (without regard to any limitations on the conversion of this Class B Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Class B Preferred immediately prior to the consummation of such Fundamental Transaction) and will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(j) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Class B Preferred and the aggregate number of shares of Common Stock to be issued to particular stockholders, shall be rounded down to the nearest whole share and the Corporation shall pay in cash the fair market value of any fractional shares as of the time when entitlement to receive such fractions is determined. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Class B Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such conversion.

(k) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, the Corporation shall mail to each holder of Class B Preferred, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, and the amount and character of such dividend or distribution,

(l) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class B Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Preferred, in addition to such other remedies as shall be available to the holder of such Class B Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including. without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Schedule.

(m) The Corporation agrees to maintain a Transfer Agent that is a participant in the DTC’s FAST program so long as any shares of Class B Preferred remain outstanding.

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Section 5 VOTING.

(a) General Voting. Except for the election of directors pursuant to Section 5(b) hereof, the holder of each share of Class B Preferred (i) has the right to one (1) vote for each share of Common Stock into which such Class B Preferred could then be converted, (ii) has full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, (iii) is entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and (iv) except as provided by law, is entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes are not permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Class B Preferred held by each holder could be converted) will be rounded to the nearest whole number (with one half being rounded downward).

(b) Election of Directors. The holders of Class B Preferred, voting as a separate class, are entitled to elect two (2) member of the Board (a “Class B Preferred Director”) at each meeting or pursuant to each consent of the Corporation’s stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

(c) Board Vacancies. Any vacancy, including newly created directorships resulting from any increase in the authorized number of directors or amendment of this Schedule, and vacancies created by removal or resignation of a director, may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced; provided, however, that where such vacancy occurs among the directors elected by the holders of a class or Class B Preferred, the holders of shares of such Class B Preferred may override the Board’s action to fill such vacancy by (i) voting for their own designee to fill such vacancy at a meeting of the Corporation’s stockholders or (ii) written consent, if the consenting stockholders hold a sufficient number of shares to elect their designee at a meeting of the stockholders. Any director may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of the holders of the shares of the class or Class of stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders, and any vacancy thereby created may be filled by the holders of that class or Class of stock represented at the meeting or pursuant to written consent.

Section 6 Other Rights. Without the written consent of the holders of the majority of the outstanding shares of Class B Preferred, the Corporation shall not amend, alter or repeal any provision of the Corporation’s Articles of Incorporation so as to adversely affect the rights or preferences of the Class B Preferred or increase the authorized amount of shares of Class B Preferred.

Section 7 Status of Converted Stock. In the event any shares of Class B Preferred are converted pursuant to Section 4 hereof, then the shares so converted shall be cancelled and shall not be issuable by the Corporation.

Section 8 SUCCESSORS AND ASSIGNS.  A holder of the Class B Preferred may at any time transfer any or all of its Class B Preferred to one or more assignees without requiring the consent of the Corporation.  In addition, a holder of the Class B Preferred may, upon notice to the Corporation, sell participations in all or a portion of such holder’s rights and/or obligations under the Class B Preferred.

Section 9 Protective Provisions. So long as any shares of Class B Preferred remain outstanding, the Corporation shall not, without the prior written consent of the holders of at least seventy-five percent (75%) of the then-outstanding shares of Class B Preferred, take or authorize any of the following actions, whether directly or indirectly through a subsidiary, or by merger, recapitalization, consolidation, reclassification, reorganization, or otherwise:

(a) Fundamental Business Changes. Effect any fundamental change in the nature of the business of the Corporation, except for any Asset Sale as contemplated herein.

(b) Equity Redemptions & Dividends. Redeem, repurchase, or otherwise acquire or pay or declare any dividends on any equity securities of the Corporation, other than:

(i) the redemption of or other distribution with respect to Class A Preferred in accordance with its terms upon completion of any Asset Sale or liquidation or sale of the equity securities of ClearOne Holding; and

(ii) dividends on the Class B Preferred as set forth inSection 2 hereof.

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(c) Indebtedness. Create, assume, guarantee, or incur any indebtedness for borrowed money, except for indebtedness incurred in connection with ordinary trade payables arising in the ordinary course of business.

(d) Amendment to Organizational Documents. Amend, alter, or repeal any provision of the Corporation’s Articles of Incorporation, Bylaws, or similar governing documents in a manner adverse to the rights, preferences, or privileges of the holders of Class B Preferred.

(e) Senior or Pari Passu Securities. Authorize, issue, or reclassify any securities of the Corporation senior to, or pari passu with, the Class B Preferred in terms of liquidation preference, dividend rights, voting rights, or other material economic terms.

(f) New Classes of Securities. Create or authorize the creation of, or issue, any new class or Class of stock or any other security convertible into or exercisable for any equity security having rights, preferences, or privileges senior to the Class B Preferred.

(g) Board Composition. Increase or decrease the authorized number of directors constituting the Board of Directors of the Corporation.

(h) Issuances and Registrations. (i) Enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents, or (ii) file any registration statement or any amendment or supplement thereto, other than as required by applicable law or in connection with the Asset Sale.

(i) Disposition of Assets. Except for any Asset Sale; other potential liquidation or disposition of ClearOne Holding; and other transactions in the ordinary course of business, engage in, authorize, or consummate any sale, lease, assignment, transfer, license, or other disposition of any assets of the Corporation or any subsidiary in a single transaction or series of related transactions.

(j) Use of Proceeds. Use the proceeds from the issuance of the Class B Preferred or the Note for any purpose other than as set forth in the Disbursement Schedule attached to the definitive agreements.

(k) Restrictive Agreements. Enter into any agreement or instrument that by its terms restricts the Corporation’s ability to perform its obligations under this Schedule or any of the definitive financing agreements relating to the Class B Preferred.

(l) Other Customary Provisions. Take any other actions customarily subject to protective provisions in transactions of this nature that materially adversely affect the rights or privileges of the Class B Preferred.

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   APPENDIX F

Nevada Bylaws

BYLAWS

OF

CLEARONE, INC.

A Nevada Corporation

Article I

Stockholders

Section 1

Annual Meeting.  Annual meetings of the stockholders (the “Stockholders”) of ClearOne, Inc. (the “Corporation”) shall be held on the day and at the time as may be set by the Board of Directors of the Corporation (the “Board of Directors”) from time to time, at which annual meeting the Stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

Section 2

Special Meetings.  Special meetings of the Stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the President or the Secretary by resolution of the Board of Directors or at the request in writing of the Stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.  Such request shall state the purpose of the proposed meeting.

Section 3

Place of Meetings.  All annual meetings of the Stockholders shall be held at the registered office of the Corporation or at such other place within or outside the State of Nevada as the Board of Directors shall determine.  Special meetings of the Stockholders may be held at such time and place within or outside the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof. Business transacted at any special meeting of Stockholders shall be limited to the purposes stated in the notice.

Section 4

Quorum; Adjourned Meetings.  Stockholders holding at least thirty-three and one-third percent (33 1/3%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation.  If, however, such quorum shall not be present or represented at any meeting of the Stockholders, the Stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 5

Voting.  Each Stockholder of record holding stock which is entitled to vote at a meeting shall be entitled at each meeting of the Stockholders to one vote for each share of stock standing in their name on the books of the Corporation.  Upon the demand of any Stockholder, the vote for members of the Board of Directors and the vote upon any question before the meeting shall be by ballot.

When a quorum is present or represented at any meeting, the vote of the Stockholders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect members of the Board of Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

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Section 6

Proxies.  At any meeting of the Stockholders, any Stockholder may be represented and vote by a proxy or proxies appointed by an instrument in writing.  In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.  No proxy or power of attorney to vote shall be used to vote at a meeting of the Stockholders unless it shall have been filed with the secretary of the meeting.  All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

Section 7

Action - Without Meeting.  Any action which may be taken by the vote of the Stockholders at a meeting may be taken without a meeting if authorized by the written consent of the Stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

Article II

Directors

Section 1

Management of Corporation.  The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the Stockholders.

Section 2

Number, Tenure, and Qualifications.  The number of directors which shall constitute the whole Board of Directors shall be at least one. The number of directors may from time to time be increased or decreased by resolution of the Board of Directors to not less than one nor more than fifteen. The Board of Directors shall be elected at the annual meeting of the Stockholders and except as provided in Section 2 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be Stockholders.

Section 3

Vacancies.  Vacancies in the Board of Directors including those caused by an increase in the number of directors, may be filled by a majority of the remaining Board of Directors, though not less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the Stockholders.  The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the members of the Board of Directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer.  Such removal shall be effective immediately, even if successors are not elected simultaneously.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the Stockholders fail at any annual or special meeting of the Stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board of Directors or the Stockholders shall have power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

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Section 4

Annual and Regular Meetings.  Regular meetings of the Board of Directors shall be held at any place within or outside the State which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors.  In the absence of such designation, regular meetings shall be held at the head office of the Corporation.  Special meetings of the Board of Directors may be held either at a place so designated or at the head office.

Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

Section 5

First Meeting.  The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of the Stockholders and at the place thereof.  No notice of such meeting shall be necessary to the Board of Directors in order to legally to constitute the meeting, provided a quorum be present.  In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

Section 6

Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman or the President or by any Vice President or by any two directors.

Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail, facsimile transmission, electronic mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if such address is not readily ascertainable, at the place in which the meetings of the Board of Directors are regularly held.  In case such notice is mailed, it shall be deposited in the United States mail at least five (5) days prior to the time of the holding of the meeting.  In case such notice is hand delivered, faxed or emailed as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting.  Such mailing, faxing, emailing or delivery as above provided shall be due, legal and personal notice to such director.

Section 7

Business of Meetings.  The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though held at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 8

Quorum, Adjourned Meetings.  A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided.  Every act or decision made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation.  Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors shall be as valid and effective in all respects as if passed by the Board of Directors in regular meeting.

A quorum of the Board of Directors may adjourn any meeting of the Board of Directors to meet again at a stated day and hour-provided, however, that in the absence of a quorum, a majority of the directors present at any meeting of the Board of Directors, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

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Section 9

Committees.  The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the members of the Board of Directors which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors.  The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.  At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

Section 10

Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

Section 11

Special Compensation.  The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

Article III

Notices

Section 1

Notice of Meetings.  Notices of meetings of the Stockholders shall be in writing and signed by the President or a Vice President or the Secretary or an Assistant Secretary or by such other person or persons as the Board of Directors shall designate.  Such notice shall state the purpose or purposes for which the meeting of the Stockholders is called and the time and the place, which may be within or without this State, where it is to be held.  A copy of such notice shall be delivered personally to, sent by facsimile transmission or electronic mail or shall be mailed, postage prepaid, to each Stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.  If mailed, it shall be directed to a Stockholder at his address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such Stockholder.  Personal delivery of any such notice to any officer of a Corporation or association, or to any member of a partnership shall constitute delivery of such notice to such Corporation, association or partnership.  In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

Section 2

Effect of Irregularly Called Meetings.  Whenever all parties entitled to vote at any meeting, whether of the Board of Directors or the Stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if they had been approved at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting, and such consent or approval of the Stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

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Section 3

Waiver of Notice.  Whenever any notice is required to be given under the provisions of the statutes, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Article IV

Officers

Section 1

Election.  The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer, none of whom need be directors of the Corporation.  Any person may hold two or more offices.  The Board of Directors may appoint a Chairman of the Board of Directors, Vice Chairman of the Board of Directors, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

Section 2

Chairman of the Board.  The Chairman of the Board of Directors may preside at meetings of the Stockholders and the Board of Directors, and may see that all orders and resolutions of the Board of Directors are carried into effect.

Section 3

Vice Chairman of the Board.  The Vice Chairman of the Board of Directors may, in the absence or disability of the Chairman of the Board of Directors, perform the duties and exercise the powers of the Chairman of the Board of Directors and may perform such other duties as the Board of Directors may from time to time prescribe.

Section 4

President.  The President may be the Chief Executive Officer of the Corporation and may have active management of the business of the Corporation.

Section 5

Vice President.  The Vice President may act under the direction of the President and in the absence or disability of the President may perform the duties and exercise the powers of the President.  The Vice President may perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.  The Board of Directors may designate one or more Executive Vice Presidents or may otherwise specify the order of seniority of the Vice Presidents.  The duties and powers of the President may descend to the Vice Presidents in such specified order of seniority.

Section 6

Secretary.  The Secretary may act under the direction of the President.  Subject to the direction of the President, the Secretary may attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings.  The Secretary may perform like duties for the standing committees when required.  The Secretary may give, or cause to be given, notice of all meetings of the Stockholders and special meetings of the Board of Directors, and may perform such other duties as may be prescribed by the President or the Board of Directors.

Section 7

Assistant Secretaries.  The Assistant Secretaries may act under the direction of the President.  In order of their seniority, unless otherwise determined by the President or the Board of Directors, they may, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary.  They may perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

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Section 8

Treasurer.  The Treasurer may act under the direction of the President.  Subject to the direction of the President, the Treasurer may have custody of the corporate funds and securities and may keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and may deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  The Treasurer may disburse the funds of the Corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and may render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, the Treasurer may give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the Treasurer’s office and for the restoration to the Corporation, in case of Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Corporation.

Section 9

Assistant Treasurers.  The Assistant Treasurers in the order of their seniority, unless otherwise determined by the President or the Board of Directors, may, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer.  They may perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

Section 10

Compensation.  The salaries and compensation of all officers of the Corporation shall be fixed by the Board of Directors.

Section 11

Removal; Resignation.  The officers of the Corporation shall hold office at the pleasure of the Board of Directors.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

Article V

Capital Stock

Section 1

Certificates.  The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. Every Stockholder shall be entitled to have a certificate signed by the President or Secretary of the Corporation, certifying the number of shares owned by such Stockholder in the Corporation.  If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate, which the Corporation shall issue to represent such stock.

If a certificate is signed (1) by a transfer agent other than the Corporation or its employees or (2) by a registrar other than the Corporation or its employees, the signatures of the officers of the Corporation may be facsimiles.  In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer.  The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

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Section 2

Surrendered, Lost or Destroyed Certificates.   The Board of Directors may direct a certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 3

Replacement Certificates.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4

Record Date.  The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of the Stockholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of the Stockholders for any purpose, as a record date for the determination of the Stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such Stockholders, and only such Stockholders as shall be Stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

Section 5

Registered Owner.  The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

Article VI

General Provisions

Section 1

Registered Office.  The registered office of this Corporation shall be in the State of Nevada.

The Corporation may also have offices at such other places both within and outside the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 2

Distributions.  Distributions upon capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Distributions may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Incorporation.

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Section 3

Reserves.  Before payment of any distribution, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing distributions or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

Section 4

Checks; Notes.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 5

Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 6

Corporate Seal.  The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors.  If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words "Corporate Seal" and "Nevada".  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

Section 7

Acquisition of Controlling Interest.  The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

Article VII

Indemnification

Section 1

Indemnification of Officers and Directors, Employees and Other Persons.  Every person (an “Indemnitee”) who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or a person of whom such person is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the Nevada Revised Statutes from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith.  The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified by the Corporation.  Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person.  Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law or otherwise, as well as their rights under this Article.

Section 2

Insurance.  The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

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Section 3

Further Bylaws.  The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the Nevada Revised Statutes.

Article VIII

Amendments

Section 1

Amendments by Board of Directors.  The Board of Directors, by a majority vote of the Board of Directors at any meeting may amend these Bylaws, including Bylaws adopted by the Stockholders, but the Stockholders may from time to time specify particular provisions of the Bylaws, which shall not be amended by the Board of Directors.

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